UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
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Preliminary Proxy Statement

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Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

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Definitive Additional Materials

☐
Soliciting Material Under Rule 14a-12

CADRE HOLDINGS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

CADRE HOLDINGS, INC.
13386 International Pkwy
Jacksonville, FL 32218
April 21, 2023
To Our Stockholders:
On behalf of the Board of Directors of Cadre Holdings, Inc., I cordially invite you to participate in the Annual Meeting of Stockholders to be held on May 31, 2023, at 10:00 a.m., Eastern Time. The annual meeting will be a virtual meeting of stockholders, which will be conducted in a virtual-only meeting format via live webcast. Information on how to participate in this year’s annual meeting can be found on page 38. Stockholders will NOT be able to attend the Annual Meeting in-person.
The accompanying Notice of Meeting and Proxy Statement cover the details of the matters to be presented.
The Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at https://www.cadre-holdings.com.
REGARDLESS OF WHETHER YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING VIRTUALLY, I URGE YOU TO VOTE BY RETURNING YOUR COMPLETED PROXY CARD OR VOTING VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD AS SOON AS POSSIBLE. YOUR VOTE IS IMPORTANT AND WILL BE GREATLY APPRECIATED. RETURNING YOUR COMPLETED PROXY CARD OR VOTING VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU LATER DECIDE NOT TO PARTICIPATE IN THE ANNUAL MEETING VIRTUALLY.
Cordially,
CADRE HOLDINGS, INC.
Warren B. Kanders
Chief Executive Officer and
Chairman of the
Board of Directors

CADRE HOLDINGS, INC
Notice of Annual Meeting of Stockholders
To Be Held on May 31, 2023
To Our Stockholders:
You are cordially invited to participate in the Annual Meeting of Stockholders, and any adjournments or postponements thereof (the “Meeting”), of Cadre Holdings, Inc. (the “Company” or “Cadre”), which will be held on May 31, 2023, at 10:00 a.m., Eastern Time, in a virtual-only meeting format via live webcast, for the following purposes:
1.   To elect the five nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.   To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal 2); and
3.   To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.
Stockholders of record at the close of business on April 19, 2023, are entitled to notice of and to vote at the Meeting.
Our Board of Directors determined to convene and conduct the Meeting, in a virtual-only meeting format via live webcast at https://web.lumiagm.com/292324971. The virtual format for our Meeting utilizes technology that will provide our stockholders with the same rights and opportunities to participate in the virtual meeting as they would at an in-person meeting. While you will not be able to attend the Meeting in-person at a physical location, as a stockholder of the Company, you will be able to attend the Meeting online, vote your shares electronically and submit questions during the Meeting. Information on how to participate in this year’s virtual-only meeting can be found on page 38.
Important Notice Regarding the Availability of Proxy Materials for the Stockholders Meeting to Be Held on May 31, 2023: This Proxy Statement and form of proxy card, along with our Annual Report on Form 10-K for the fiscal year ended December 31, 2022, are available at https://www.cadre-holdings.com.
YOUR VOTE IS IMPORTANT. PLEASE SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED RETURN ENVELOPE OR VOTE VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD, TO ENSURE THAT YOUR VOTE IS COUNTED.
By Order of the Board of Directors
Gray Hudkins Secretary
April 21, 2023

CADRE HOLDINGS, INC.
13386 International Pkwy
Jacksonville, FL 32218

PROXY STATEMENT

ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON
MAY 31, 2023
INTRODUCTION
Proxy Solicitation and General Information
This Proxy Statement and the enclosed form of proxy card (the “Proxy Card”) are being furnished to the holders of common stock, par value $0.0001 per share, of Cadre Holdings, Inc., a Delaware corporation (which is sometimes referred to in this Proxy Statement as “Cadre,” the “Company,” “we,” “our” or “us”), in connection with the solicitation of proxies by our Board of Directors (the “Board”) for use at the Annual Meeting of Stockholders to be held on May 31, 2023, at 10:00 a.m., Eastern Time, and at any adjournments or postponements thereof (the “Meeting”). The Meeting will be a virtual-only meeting of stockholders, which will be conducted via live webcast. Information on how to participate in this year’s Meeting can be found on page 38. This Proxy Statement and the Proxy Card are first being sent to stockholders on or about April 28, 2023.
At the Meeting, stockholders will be asked:
1.   To elect the five nominees named in this Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified (Proposal 1);
2.   To ratify the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal 2); and
3.   To transact such other business as may properly come before the Meeting, including to consider any procedural matters incident to the conduct of the Meeting, such as the postponement of the Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Meeting.
The Board of Directors has fixed the close of business on April 19, 2023, as the record date for the determination of stockholders entitled to notice of and to vote for the matters presented at the Meeting. Each such stockholder will be entitled to one vote for each share of common stock held on all matters to come before the Meeting and may vote by (a) visiting the Internet site listed on the Proxy Card, or (b) submitting your Proxy Card by mail by using the provided self-addressed, stamped envelope. Voting via the Internet or submitting a Proxy Card will not prevent you from voting virtually at the Meeting, but it will help to secure a quorum and avoid added solicitation costs.
Proxies and Voting
Whether or not you expect to participate in the virtual-only Meeting, the Board of Directors urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting https://web.lumiagm.com/292324971 and following the on screen instructions (have your proxy card when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy to vote your shares will not prevent you from revoking a previously submitted proxy or changing your vote as described below.
Unless revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, the proxies will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2).
Voting
Most beneficial owners whose stock is held in street name do not receive the Proxy Card. Instead, they receive voting instruction forms or proxy ballots from their bank, broker or other agent. Beneficial owners should follow the instructions on the voter instruction form or proxy ballot they receive from their bank, broker or other agent.
Our Board of Directors has selected each of Warren B. Kanders and Nicholas Sokolow to serve as “Proxyholders” for the Meeting.
Revocation of Proxy
A stockholder who so desires may change or revoke its previously submitted vote at any time before the Meeting by: (i) delivering written notice to us at Cadre Holdings, Inc., 13386 International Pkwy, Jacksonville, FL 32218, c/o Secretary; (ii) duly executing and delivering a Proxy Card bearing a later date; or (iii) by voting again by Internet voting options described in this Proxy Statement and the Proxy Card. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted. Unless revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. Participation in the virtual-only Meeting will not in and of itself constitute a revocation of a proxy.
Voting on Other Matters
The Board of Directors knows of no other matters that are to be brought before the Meeting other than as set forth in the Notice of Meeting. If any other matters properly come before the Meeting, the persons named in the enclosed Proxy Card or their substitutes will vote in accordance with their best judgment on such matters.
Record Date; Shares Outstanding and Entitled to Vote
Only stockholders as of the close of business on April 19, 2023 (the “Record Date”) are entitled to notice of and to vote at the Meeting. As of the Record Date, there were 37,586,031 shares of our common stock outstanding and entitled to vote, with each share entitled to one vote. See “Beneficial Ownership of Company Common Stock By Directors, Officers and Principal Stockholders” for information regarding the beneficial ownership of our common stock by our current directors, executive officers and stockholders known to us to beneficially own five percent (5%) or more of our common stock.
Quorum; Required Votes
The presence, virtually or by duly authorized proxy, of the holders of a majority of the outstanding shares of common stock entitled to vote constitutes a quorum for this Meeting.
Abstentions and “broker non-votes” are counted as present for purposes of determining whether a quorum exists. A “broker non-vote” occurs when a nominee such as a bank, broker or other agent holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that proposal and has not received voting instructions from the beneficial owner.
Under the rules of various national and regional securities exchanges, nominees have such discretion to vote absent instructions with respect to certain “routine” matters, such as Proposal 2, the ratification of independent auditors, but not with respect to matters that are considered “non-routine,” such as the election of directors. Accordingly, without voting instructions from you, your broker will not be able to vote your shares on Proposal 1, which is a non-routine matter.

Each share of Cadre common stock entitles the holder to one vote on each matter presented for stockholder action. The affirmative vote of a plurality of the votes cast virtually at the Meeting or represented by proxy at the Meeting is necessary for the election of the five nominees named in this Proxy Statement (Proposal 1). The affirmative vote of a majority of the shares of common stock present virtually at the Meeting or represented by proxy at the Meeting is necessary for the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2023 (Proposal 2).
Since the affirmative vote of a plurality of votes cast virtually at the Meeting or represented by proxy at the Meeting is required for Proposal 1, abstentions and “broker non-votes” will have no effect on the outcome of such election. Since the affirmative vote of a majority of the shares of common stock present virtually at the Meeting or represented by proxy at the Meeting is necessary for the approval of Proposal 2, abstentions will have the same effect as a negative vote, but “broker non-votes” will have no effect on the outcome of the voting for Proposal 2.
An inspector of elections appointed by us will tabulate votes at the Meeting.
Proxy Solicitation; Expenses
Cadre will bear the costs of the solicitation of proxies for the Meeting. Our directors, officers and employees may solicit proxies from stockholders by mail, telephone, telegram, e-mail, personal interview or otherwise. Such directors, officers and employees will not receive additional compensation but may be reimbursed for out-of-pocket expenses in connection with such solicitation. Brokers, nominees, fiduciaries and other custodians have been requested to forward soliciting material to the beneficial owners of our common stock held of record by them and such parties will be reimbursed for their reasonable expenses.
List of Stockholders
In accordance with the Delaware General Corporation Law (the “DGCL”), a list of stockholders entitled to vote at the Meeting will be available for ten days prior to the Meeting, for any purpose germane to the Meeting, between the hours of 10:00 a.m. and 5:00 p.m., local time, at our offices at 13386 International Pkwy, Jacksonville, FL 32218.
Voting Confidentiality
Proxy Cards, ballots and voting tabulations are handled on a confidential basis to protect your voting privacy. This information will not be disclosed to unrelated third parties except as required by law.
Appraisal Rights
Stockholders will have no rights of appraisal under the DGCL in connection with the proposals to be considered at the Meeting.
IT IS DESIRABLE THAT AS LARGE A PROPORTION AS POSSIBLE OF THE STOCKHOLDERS’ INTERESTS BE REPRESENTED AT THE MEETING. THEREFORE, EVEN IF YOU INTEND TO BE PRESENT VIRTUALLY AT THE MEETING, PLEASE COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD OR VOTE VIA THE INTERNET AS DESCRIBED IN THIS PROXY STATEMENT AND THE PROXY CARD TO ENSURE THAT YOUR STOCK WILL BE REPRESENTED. YOUR PARTICIPATION IN THE VIRTUAL-ONLY MEETING WILL NOT IN AND OF ITSELF CONSTITUTE A REVOCATION OF YOUR PRIOR VOTE.

BENEFICIAL OWNERSHIP OF COMPANY COMMON STOCK BY
DIRECTORS, OFFICERS AND PRINCIPAL STOCKHOLDERS
The following table sets forth, as of April 19, 2023 (the “Table Date”), certain information regarding the beneficial ownership of the common stock outstanding by (i) each person known to us to own or control five percent (5%) or more of our common stock, (ii) each of our current directors and nominees, (iii) each of our current “Named Executive Officers” (as defined in Item 402(a)(3) of Regulation S-K) set forth in the summary compensation table on page 19 and (iv) our current Named Executive Officers and directors and nominees as a group. Unless otherwise indicated, each person named in the table below has sole voting and investment power with respect to the shares beneficially owned. Unless otherwise indicated, the address of each person named in the table below is c/o Cadre Holdings, Inc., 13386 International Pkwy, Jacksonville, FL 32218.
Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, such as options that are currently exercisable or exercisable within 60 days within the Table Date.
The beneficial ownership percentages set forth in the table below are based on approximately 37,586,031 shares of common stock issued and outstanding as of the Table Date.
In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, we deemed outstanding shares of common stock subject to options held by that person that are currently exercisable or exercisable within 60 days of the Table Date, shares of common stock subject to warrants and shares of restricted stock that vest within 60 days of the Table Date. We did not deem these shares outstanding, however, for the purpose of computing the percentage ownership of any other person.
Unless otherwise noted in the footnotes to the following table, and subject to applicable community property laws, the persons and entities named in the table have sole voting and investment power with respect to their beneficially owned common stock.
Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percentage of Outstanding Common Stock %
Directors and Named Executive Officers:
Warren B. Kanders(1)	17,098,762	45.4
Nicholas Sokolow(2)	1,074,899	2.9
William Quigley (3)	35,667	*
Hamish Norton (4)	35,667	*
Deborah A. DeCotis(5)	20,000	*
Brad Williams(6)	140,151	*
Blaine Browers(7)	99,898	*
Directors and Executive Officers as a Group (7 Individuals)(8)	18,505,044	49.2
Five Percent Holders:
FMR LLC (9)	2,893,586	7.7

*
Denotes less than one percent.

(1)
Includes (a) 37,878 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are or will become exercisable within 60 days of the Table Date; (b) 1,305,650 shares of common stock held by Warren B. Kanders Roth IRA, (c) 15,723,905 shares of common stock held by Kanders SAF, LLC, and (d) 23,450 shares of common stock held by Allison Kanders Roth IRA. The business address for Kanders SAF, LLC is 250 Royal Palm Way, Suite 201, Palm Beach,

FL 33480. Excludes (a) 201,415 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, (b) a stock award of 2,000,000 shares of restricted common stock granted to Mr. Kanders on February 16, 2022 under the Company’s 2021 Stock Incentive Plan all of which shall vest if on or before November 8, 2031, the Fair Market Value (as defined in the 2021 Stock Incentive Plan) of the common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days; (c) a stock award of 20,834 shares of restricted common stock granted to Mr. Kanders on March 9, 2022 under the Company’s 2021 Stock Incentive Plan of which 10,416 shares will vest and become non-forfeitable on each of March 9, 2024 and March 9, 2025; and (d) a stock award of 34,363 shares of restricted common stock granted to Mr. Kanders on March 13, 2023 under the Company’s 2021 Stock Incentive Plan of which 11,453 shares will vest and become non-forfeitable on March 13, 2024 and 11,455 shares will vest and become non-forfeitable on each of March 13, 2025 and March 13, 2026.
(2)
Includes (a) 20,000 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date; (b) 589,620 shares of common stock held by ST Investors Funds, LLC, (c) 252,701 shares of common stock held by Korsak Holdings, LLC, and (d) 84,231 shares of common stock held by Madetys Investments LLC. Mr. Sokolow, as the general manager of each of ST Investors, LLC, Korsak Holdings, LLC and Madetys Investments LLC, has voting and dispositive power over the shares held by these entities. The business address for each of ST Investors, LLC, Korsak Holdings, LLC and Madetys Investments LLC is 6020 Shore Boulevard South, Suite 801, Gulfport, FL 33707. Mr. Sokolow disclaims beneficial ownership of the shares of common stock owned by each of ST Investors, LLC, Korsak Holdings, LLC and Madetys Investments LLC, except to the extent of his pecuniary interest in such shares of common stock. Excludes (a) 12,000 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, and (b) 7,833 shares of common stock underlying a phantom stock award granted under the Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan on March 9, 2022, that will vest and become non-forfeitable on March 18, 2024.

(3)
Includes 20,000 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes (a) 12,000 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, and (b) 11,000 shares of common stock underlying a phantom stock award granted under the Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan on March 9, 2022, that will vest and become non-forfeitable on March 18, 2024.

(4)
Includes 20,000 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes (a) 12,000 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, and (b) 11,000 shares of common stock underlying a phantom stock award granted under the Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan on March 9, 2022, that will vest and become non-forfeitable on March 18, 2024.

(5)
Includes 20,000 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes 12,000 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date.

(6)
Includes 14,256 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes (a) 220,414 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, (b) a stock award of 200,000 shares of restricted common stock granted to Mr. Williams on February 16, 2022 under the Company’s 2021 Stock Incentive Plan all of which shall vest if on or before November 8, 2031, both (i) the Fair Market Value (as defined in the 2021 Stock Incentive Plan) of the common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days, and (ii) Mr. Williams having being continuously employed by the Company until November 8, 2026; (c) a stock award of 7,842 shares of restricted common stock granted to Mr. Williams on March 9, 2022 under the Company’s 2021 Stock Incentive Plan of which 3,921 will vest and become non-forfeitable on each of March 9, 2024 and March 9, 2025; (d) 87,000 shares of common stock underlying a phantom stock award granted to Mr. Williams under the Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan on March 9, 2022, of which 87,000 shares will vest and become non-forfeitable on March 18, 2024; and (e) a stock award of 12,572 shares of restricted common stock granted to Mr. Williams on March 13, 2023 under the Company’s 2021 Stock Incentive Plan of which 4,190 shares will vest and become non-forfeitable on March 13, 2024 and 4,191 shares will vest and become non-forfeitable on each of March 13, 2025 and March 13, 2026.
(7)
Includes 10,612 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes (a) 166,013 options to purchase shares of common stock that are not presently exercisable or exercisable within 60 days of the Table Date, (b) a stock award of 150,000 shares of restricted common stock granted to Mr. Browers on February 16, 2022 under the Company’s 2021 Stock Incentive Plan all of which shall vest if on or before November 8, 2031, both (i) the Fair Market Value (as defined in the 2021 Stock Incentive Plan) of the common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days, and (ii) Mr. Williams having being continuously employed by the Company until November 8, 2026; (c) a stock award of 8,755 shares of restricted common stock granted to Mr. Browers on March 9, 2022 under the Company’s 2021 Stock Incentive Plan of which 2,918 will vest and become non-forfeitable on each of March 9, 2024 and March 9, 2025; (d) 55,333 shares of common stock underlying a phantom stock award granted to Mr. Browers under the Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan on March 9, 2022, of which 55,333 shares will vest and become non-forfeitable on March 18, 2024; and (e) a stock award of 10,177 shares of restricted common stock granted to Mr. Browers on March 13, 2023 under the Company’s 2021 Stock Incentive Plan of which 3,391 shares will vest and become non-forfeitable on March 13, 2024 and 3,393 shares will vest and become non-forfeitable on each of March 13, 2025 and March 13, 2026.

(8)
Includes 142,746 options to purchase shares of common stock granted under the Company’s 2021 Stock Incentive Plan that are presently exercisable or exercisable within 60 days of the Table Date. Excludes (a) 2,444,543 shares underlying restricted stock awards that are not presently issuable or issuable within 60 days of the Table Date, (b) 635,842 shares underlying stock options that are not presently exercisable or exercisable within 60 days of the Table Date, and (c) 242,666 shares underlying phantom stock awards, that are not presently issuable or issuable within 60 days of the Table Date.

(9)
Based solely on a Schedule 13G filed with the SEC on February 9, 2023, by FMR LLC on its own behalf and on behalf of Abigail P. Johnson (collectively, the “FMR Parties”). Such filing discloses that, as of December 31, 2022: (i) FMR LLC has sole voting power and sole dispositive power over 2,893,586 of shares of common stock; and (ii) Abigail P. Johnson has sole dispositive power over 2,893,586 shares of common stock. The address for the FMR Parties is 245 Summer Street, Boston, Massachusetts 02210.

We are not aware of any material proceedings to which any of our directors, nominees for director, executive officers, affiliates of the foregoing persons or any security holder, including any owner of record or beneficially of more than five percent (5%) of any class of our voting securities, is a party adverse to us or has a material interest adverse to us.

PROPOSAL 1
ELECTION OF DIRECTORS
Our Amended and Restated Bylaws (the “Bylaws”) provide that the number of directors on our Board of Directors be fixed exclusively by the Board of Directors. The number of directors has been fixed at five by the Board of Directors. Our Nominating and Corporate Governance Committee and our Board of Directors have selected the five nominees for directors that are listed in this Proxy Statement for election at the Meeting. Each nominee is currently a member of the Board of Directors.
Our directors are elected annually at the Annual Meeting of Stockholders. Their respective terms of office will continue until the next Annual Meeting of Stockholders and until their successors have been duly elected and qualified in accordance with our Bylaws. There are no family relationships among any of our directors, nominees for director or executive officers.
Except as otherwise specified or in the case of broker non-votes, each Proxy Card received will be voted for the election of the five nominees for director named below to serve until the next Annual Meeting of Stockholders and until their successors shall have been duly elected and qualified. Each of the nominees named below has been nominated by the Nominating and Corporate Governance Committee of the Board of Directors and has consented to be named a nominee in this Proxy Statement and to serve as a director, if elected. Should any nominee become unable or unwilling to accept a nomination for election, the persons named in the enclosed Proxy Card will vote for the election of a nominee designated by the Board of Directors or will vote for such lesser number of directors as may be prescribed by the Board of Directors in accordance with our Bylaws.
When considering whether directors and nominees have the experience, qualifications, attributes and skills, taken as a whole, to enable the Board of Directors to satisfy its oversight responsibilities effectively in light of the Company’s business and structure, the Nominating and Corporate Governance Committee and the Board of Directors focused primarily on the information discussed in each of the nominee’s individual biographies set forth below, which contains information regarding the person’s service as a director, business experience and director positions held currently or at any time during the last five years.
The age and principal occupation of each person nominated as a director is set forth below:
Warren B. Kanders, 65, has served as our Chief Executive Officer, Executive Chairman and as one of our directors since April 2012. Since June 2002 and December 2002, respectively, Mr. Kanders has served as a director and as Executive Chairman of Clarus Corporation, a NASDAQ listed company focused on the outdoor and consumer industries. From January 1996 until its sale to BAE Systems plc (“BAE Systems”) on July 31, 2007, Mr. Kanders served as the Chairman of the Board of Directors, and from April 2003 as the Chief Executive Officer, of Armor Holdings, Inc. (“Armor Holdings”), formerly a New York Stock Exchange-listed company and a manufacturer and supplier of military vehicles, armored vehicles, and safety and survivability products and systems to the aerospace and defense, public safety, homeland security, and commercial markets. Mr. Kanders received an A.B. degree in Economics from Brown University. Based upon Mr. Kanders’ role as Chief Executive Officer of the Company, service as a chairman and a director of a wide range of other public companies, financial background and education, as well as his extensive investment, capital raising, acquisition and operating expertise, the Company believes that Mr. Kanders has the requisite set of skills to serve as a Board member of the Company.
Nicholas Sokolow, 73, has served as one of our directors since July 2012. Since June 2002, Mr. Sokolow has served as a director and has been designated as the “lead independent director” since June 2016 of Clarus Corporation, a NASDAQ listed company focused on the outdoor and consumer industries. From January 1996 until its sale to BAE on July 31, 2007, Mr. Sokolow served as a member of the Board of Directors of Armor Holdings. Mr. Sokolow served as a member of the Board of Directors of Stamford Industrial Group, Inc. from October 2006 until September 2009. From 2007 until December 31, 2014, Mr. Sokolow practiced law at the firm of Lebow & Sokolow LLP. From 1994 to 2007, Mr. Sokolow was a partner at the law firm of Sokolow, Carreras & Partners. From June 1973 until October 1994, Mr. Sokolow was an associate and partner at the law firm of Coudert Brothers. Mr. Sokolow graduated with Economics and Finance degrees from the Institut D’Etudes Politiques, a Law degree from the Faculte de Droit and a Masters of Comparative Law degree from the University of Michigan. Mr. Sokolow is also an honorary member of the French Bar. Based upon Mr. Sokolow’s role as the chairperson of the nominating/corporate governance committee of the Company’s Board of Directors, education, legal background involving mergers and acquisitions, corporate governance expertise and extensive experience serving as a member of the boards of directors and committees of other public companies, the Company believes that Mr. Sokolow has the requisite set of skills to serve as a Board or Board committee member of the Company.
Hamish Norton, 64, has served as one of our directors since October 2012. Since July 2014, Mr. Norton has been the President of Star Bulk Carriers Corp., a NASDAQ listed company focused on global shipping in the dry bulk sector. Mr. Norton has over 28 years of experience as an investment banker advising companies on capital market as well as merger and acquisition matters. Mr. Norton received an A.B. in physics from Harvard College and Ph.D. in physics from the University of Chicago. Based upon Mr. Norton’s education and extensive experience as an investment banker advising companies on capital market as well as merger and acquisition matters, and Mr. Norton’s role as the chairperson of the compensation committee of the Company’s Board of Directors (the “Compensation Committee”), the Company believes that Mr. Norton has the requisite set of skills to serve as a Board or Board committee member of the Company.
William Quigley, 62, has served as one of our directors since February 2016 and Chairman of the audit committee of our Board of Directors (the “Audit Committee”) since March 2016. Since April 2022, Mr. Quigley has served as a director of ElectraMeccanica Vehicles Corp., a NASDAQ-listed company that designs and manufactures electric vehicles. Since February 2022, Mr. Quigley has served as a director and member of the audit committee of Workhorse Group Inc., a NASDAQ-listed company focused on original equipment manufacturing and technologies related to electric vehicles. From June 2016 until August 2021, Mr. Quigley had been the Senior Vice President and Chief Financial Officer of Nexteer Automotive Group Limited. From March 2012 to March 2016, Mr. Quigley was the Executive Vice President and Chief Financial Officer of Dana Holding Corporation and from March 2007 to October 2011 was the Executive Vice President and Chief Financial Officer of Visteon Corporation. Mr. Quigley received a B.A. from Michigan State University and is a Certified Public Accountant. Based upon Mr. Quigley’s role as the Chairman of the Audit Committee, education and extensive financial and accounting experiences, the Company believes that Mr. Quigley has the requisite set of skills to serve as a Board or Board committee member of the Company.
Deborah A. DeCotis, 70, has served as one of our directors since April 2022. has extensive investment banking, management, oversight and board experience. Ms. DeCotis is a retired managing director at Morgan Stanley & Co., Inc. and held several management and director positions with Morgan Stanley & Co., Inc. from June 1974 until December 2016. Since June 2014, Ms. DeCotis has served as a member of the board of directors of PIMCO Closed-End Funds and since January 2019, has served as its chairperson. Ms. DeCotis served as a director on the Allianz Global Investors Capital LLC — Multi-Fund Board from June 2011 until July 2021. From March 2017 until July 2021, Ms. DeCotis served as a member of the board of directors of Watford Holdings Ltd., formerly a NASDAQ-listed company. From July 2002 until July 2007, Ms. DeCotis served as a member of the board of directors of Armor Holdings, Inc., formerly a New York Stock Exchange-listed company, as well as a member of its audit committee and governance committee. She also served as the executive vice-president for Sotheby Holdings, Inc. from December 1999 until September 2001. She has served as a trustee of Smith College since June 2016 and as chairperson of the Smith College’s Investment Committee since June 2021. Ms. DeCotis previously served as a trustee on the board of Stanford University and also served as co-chair of the Special Projects Committee at Memorial Sloane Kettering Hospital. Ms. DeCotis holds a B.A. in Mathematics from Smith College and an M.B.A. from the Stanford Graduate School of Business, from which she graduated with distinction as a Miller Scholar. Based upon Ms. DeCotis’ extensive senior executive experience in the investment banking industry as well as her significant board and oversight experiences serving as a member of the boards and committees of public as well as private companies, including as a member of the Company’s Compensation Committee, the Company believes that Ms. DeCotis has the requisite set of skills to serve as a Board or Board committee member of the Company.

The affirmative vote of a plurality of the votes cast virtually at the Meeting or represented by proxy at the Meeting is necessary for the election as directors of the five nominees named in this Proxy Statement (assuming a quorum of a majority of the outstanding shares of common stock is present).
THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE FOR EACH OF THE ABOVE-NAMED DIRECTOR NOMINEES.

GOVERNANCE OF THE COMPANY
Corporate Governance
Our Board of Directors is committed to sound and effective corporate governance practices. The Company’s management and our Board of Directors reviewed our corporate governance practices in light of the Sarbanes-Oxley Act of 2002. Based on that review, the Board maintains codes of ethics and conduct, corporate governance guidelines, committee charters, complaint procedures for accounting and auditing matters. The Company is listed on the New York Stock Exchange (“NYSE”), and therefore, it has modeled its corporate governance practices after the listing requirements of NYSE.
Corporate Governance Guidelines and Documents
The Code of Ethics, Corporate Governance Guidelines and the Charters of our Audit, Compensation and Nominating and Corporate Governance Committees were adopted by Cadre for the purpose of promoting honest and ethical conduct, promoting full, fair, accurate, timely and understandable disclosure in periodic reports required to be filed by Cadre, and promoting compliance with all applicable rules and regulations that apply to Cadre and its officers and directors. These policies are available on our Internet website, at https://www.cadre-holdings.com, under the tab “Governance Documents” within the section called “Governance.” In addition, you may request a copy of any such materials, without charge, by submitting a written request to: Cadre Holdings, Inc., Attention: Secretary, 13386 International Pkwy, Jacksonville, FL 32218.
Board of Directors
Our Board of Directors is currently comprised of the following five members: Warren B. Kanders, Nicholas Sokolow, Hamish Norton, William Quigley, and Deborah A. DeCotis.
During fiscal 2022, the Board held 7 meetings, and acted by unanimous written consent in lieu of a meeting 6 times. During fiscal 2022, all of the directors then in office attended 100% of the total number of meetings of the full Board of Directors, and all of the directors then in office attended 100% of the total number of meetings of the Committees of the Board of Directors on which they served. The Company does not have a formal policy as to Board of Directors attendance at our Annual Meetings of Stockholders. All of the members of our Board of Directors who served as directors during fiscal 2022 attended last year’s virtual Annual Meeting of Stockholders, which was held on June 2, 2022.
Board Leadership Structure
Our Executive Chairman of the Board of Directors is also the chief executive officer of the Company. However, the Company believes that board independence is an important aspect of corporate governance, and four of the remaining members of the Board are therefore independent directors. The Board of Directors believes that this leadership structure is appropriate for our Company, given the size and scope of our business, the experience and active involvement of our Executive Chairman and independent directors and our corporate governance practices, which include regular communication with and interaction between and among the Chief Executive Officer, President, Chief Financial Officer, and the independent directors. Nicholas Sokolow is designated as the “lead independent director” of the Company’s Board of Directors. As lead independent director, Mr. Sokolow presides over periodic meetings of our independent directors, serves as a liaison between the chairperson of our board of directors and the independent directors and performs such additional duties as our board of directors may otherwise determine and delegate. Our independent directors hold executive sessions at which only independent directors are present in connection with regularly scheduled board meetings, but no less than twice a year, over which Mr. Sokolow presides as lead independent director.
Board Role in Risk Oversight
Management is responsible for the day-to-day management of risks the Company faces, while the Board of Directors, as a whole and through its committees, provides risk oversight. In its risk oversight role, the Board of Directors must satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed, including assessing major risk factors relating to the Company and its performance, and reviewing measures to address and mitigate risks. While the full Board is charged with overseeing risk management, various committees of the Board and members of management also have responsibilities with respect to our risk oversight. In particular, the Audit Committee plays a large role in monitoring and assessing our financial, legal and operational risks, and receives regular reports from the management team regarding comprehensive organizational risk as well as particular areas of concern.
Director Independence
The Board of Directors has evaluated each of its directors’ independence from Cadre based on the definition of “independence” established by NYSE and has determined that Messrs. Sokolow, Norton, and Quigley, as well as Ms. DeCotis, are independent directors, constituting a majority of the Board of Directors.
The Board of Directors has also determined that each of the members of our Audit Committee is “independent” for purposes of Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The Board of Directors has further determined that each of the members of our Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee is “independent” under applicable NYSE rules.
In its review of each director’s or nominee’s independence from the Company, the Board of Directors reviewed whether any transactions or relationships currently exist or existed during the past year between each director or nominee and the Company and its subsidiaries, affiliates, equity investors or independent registered public accounting firm. The Board of Directors also examined whether there were any transactions or relationships between each director or nominee and members of the senior management of the Company or their affiliates.
During fiscal 2022, the independent members of the Board held 3 formal meetings and engaged in numerous informal discussions.
Communications with Directors
Any stockholder or other interested party wishing to communicate with the Board as a whole, the non-employee directors or an individual director should write to “Board of Directors,” “Non-Employee Directors” or the individual director in care of the Secretary at 13386 International Pkwy, Jacksonville, FL 32218. Communications from stockholders or other interested parties addressed in this fashion will be sent directly to the Board, the non-employee directors or the individual director, as applicable.
Complaint Procedures
Complaints and concerns about accounting, internal accounting controls or auditing or related matters pertaining to the Company may be submitted by writing to the Chairman of the Audit Committee as follows: Cadre Holdings, Inc., Attention: Chairman of the Audit Committee, 13386 International Pkwy, Jacksonville, FL 32218. Complaints may be submitted on a confidential and anonymous basis by sending them in a sealed envelope marked “Confidential.”
Audit Committee
The Audit Committee is responsible for the oversight and evaluation of (i) the qualifications, independence and performance of our independent registered public accounting firm (“independent auditors”); (ii) the performance of our internal audit function; and (iii) the quality and integrity of our financial statements and the effectiveness of our internal control over financial reporting. In addition, the Audit Committee recommends to the Board of Directors the appointment of independent auditors and analyzes the reports and recommendations of such auditors. The Audit Committee also assesses major risk factors relating to the Company and its performance, and reviews measures to address and mitigate financial, legal and operational risks. The committee also prepares the Audit Committee report required by the rules of the U.S. Securities and Exchange Commission (the “SEC”), which is included in this Proxy Statement on page 17.
Our Audit Committee is currently comprised of Messrs. Quigley, Sokolow and Norton, with Mr. Quigley serving as the Chairman. All of the members of our Audit Committee were determined by the Board of Directors to be independent of Cadre based on NYSE’s definition of “independence” and are able to read and understand the Company’s fundamental financial statements. The Board of Directors has determined that Mr. Quigley qualifies as an audit committee financial expert (as such term is defined under the Sarbanes-Oxley Act of 2002 and the rules and regulations promulgated thereunder).
The duties of the Audit Committee of our Board of Directors, which are specified in the charter of the Audit Committee, include but are not limited to:
•
Recommending to the Board whether the annual audited financial statements should be included in the Company’s Annual Report on Form 10-K and whether the quarterly financial statements should be included in the Company’s Quarterly Report on Form 10-Q.

•
Discussing and reviewing with management and the independent auditor significant financial reporting issues and judgments made in connection with the preparation of the Company’s financial statements.

•
Discussing with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures, including the Company’s risk assessment and risk management policies.

•
Discussing with the independent auditor any difficulties encountered in the course of the audit work.

•
Reviewing disclosures made to the Audit Committee by the Company’s CEO and principal financial officer during their certification process for Annual Reports and Quarterly Reports about any significant deficiencies in the design or operation of internal controls or material weaknesses therein.

•
Obtaining and reviewing a report from the independent auditor at least annually.

•
Evaluating the qualifications, performance and independence of the independent auditor.

•
Ensuring the rotation of the audit partners as required by law.

•
Setting clear hiring policies for the Company’s hiring of employees or former employees of the independent auditor, accounting for the pressures that may exist for auditors consciously or subconsciously seeking a job with the Company.

•
Reviewing the significant reports to management prepared by the internal auditing department and management’s responses, and reporting to the full Board any issues that arise with respect to the performance of the internal audit function.

•
Reviewing reports and disclosures of insider and affiliated party transactions.

•
Discussing with the Company’s legal counsel matters that may have a material impact on the financial statements or the Company’s compliance policies.

During fiscal 2022, the Audit Committee held 7 meetings, acted by unanimous written consent 1 time in lieu of a meeting and also held numerous informal discussions. The Board of Directors has adopted a written Charter for the Audit Committee, a copy of which is available on our Internet website, at https://cadre-holdings.com/, under the tab “Governance Documents” within the section called “Governance.”
Compensation Committee
The Compensation Committee is responsible for, among other matters, reviewing key employee compensation goals, policies, plans and programs; reviewing and approving the compensation of our chief executive officer and other executive officers; reviewing and approving employment agreements and other similar arrangements between us and our executive officers; and administering our stock plans and other incentive compensation plans. Pursuant to the Compensation Committee’s charter (a copy of which is available on our Internet website, at https://cadre-holdings.com/, under the tab “Governance Documents” within the section called “Governance”), the Compensation Committee’s authority generally includes, among other things, the authority to do each of the following:
•
To review and approve corporate goals and objectives with respect to compensation for the Company’s senior management team, evaluate the senior management team’s performance in light of those goals and objectives, and, either as a committee or together with the other independent directors, determine and approve the senior management team’s compensation levels based on this evaluation.

•
To review at least annually the compensation of non-senior management employees as the Committee determines to be appropriate (including any awards under any equity-based compensation or non-equity-based incentive compensation plan of the Company and any material perquisites).

•
To review the Company’s incentive compensation and other stock-based plans and recommend changes in such plans to the Board of Directors as needed. The Compensation Committee shall have and shall exercise all the authority of the Board of Directors with respect to the administration of such plans.

•
To produce the compensation committee report on executive compensation to be included in the Company’s Proxy Statement.

•
To review on an annual basis director compensation and benefits.

The Compensation Committee has the authority to retain or obtain advice from, as well as determine the appropriate compensation of, such compensation consultants, outside counsel and other advisors as the Compensation Committee, in its sole discretion, may deem appropriate.
Our Compensation Committee is currently comprised of Messrs. Norton and Sokolow and Ms. DeCotis, with Mr. Norton serving as the Chairman, each of whom were determined by the Board of Directors to be independent of the Company based on NYSE’s definition of “independence”. The Compensation Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2022, the Compensation Committee held meetings 2 times, acted by unanimous written consent in lieu of a meeting 1 time, and also held numerous informal discussions.
Nominating and Corporate Governance Committee
The purpose of the Nominating and Corporate Governance Committee is to identify, evaluate and nominate candidates for election to the Board of Directors, as well as review Cadre’s corporate governance guidelines and other related documents for compliance with applicable laws and regulations such as the Sarbanes-Oxley Act of 2002 and the NYSE listing requirements. The Nominating and Corporate Governance Committee considers all qualified candidates identified by members of the Committee, by other members of the Board, and by senior management. The Nominating and Corporate Governance Committee will also consider nominees recommended by stockholders. Information with respect to a proposed nominee should be forwarded to Cadre Holdings, Inc., Attention: Secretary, at 13386 International Pkwy, Jacksonville, FL 32218, and upon receipt, the Secretary will submit them to the Nominating and Corporate Governance Committee for its consideration. Such information shall include the name of the nominee, and such information with respect to the nominee as would be required under the rules and regulations of the SEC to be included in our Proxy Statement if such proposed nominee were to be included therein, as well as a consent executed by the proposed nominee to serve as director if elected as required by the rules and regulations of the SEC. In addition, the stockholder shall include a statement to the effect that the proposed nominee has no direct or indirect business conflict of interest with us, and otherwise meets our standards set forth below. See “Requirements for Submission of Stockholder Proposals, Nomination of Directors and Other Business of Stockholders” for additional information on certain procedures that a stockholder must follow to nominate persons for election as directors.
The Nominating and Corporate Governance Committee may engage third-party search firms from time to time to assist it in identifying and evaluating nominees for director. The Nominating and Corporate Governance Committee’s policy is to evaluate nominees recommended by stockholders, by other individuals and by third-party search firms in the same manner, as follows: the Nominating and Corporate Governance Committee reviews biographical information furnished by or about the potential nominees to determine whether they have the experience and qualities discussed above; when a Board vacancy occurs or is anticipated, the Nominating and Corporate Governance Committee determines which of the qualified candidates, if any, to interview, based on the current needs of the Board of Directors and the Company; and members of the Nominating and Corporate Governance Committee meet with these selected individuals. If, after such meetings, the Nominating and Corporate Governance Committee determines to recommend any candidate to the Board of Directors for consideration, that individual is invited to meet with the entire Board. The Board then determines whether to select the individual as a director-nominee.
Our Nominating and Corporate Governance Committee is currently comprised of Messrs. Sokolow and Norton, with Mr. Sokolow serving as the Chairman, both of whom were determined by the Board of Directors to be independent of the Company based on NYSE’s definition of “independence. The Nominating and Corporate Governance Committee does not formally meet on a regular basis, but only as circumstances require. During fiscal 2022, the Nominating and Corporate Governance Committee did not hold any meetings, acted by unanimous written consent in lieu of a meeting 3 times, and also held numerous informal discussions. A copy of the Nominating and Corporate Governance Committee’s Charter is available on our Internet website, at https://cadre-holdings.com/, under the tab “Governance Documents” within the section called “Governance.”
Candidates for the Board of Directors should possess fundamental qualities of intelligence, honesty, perceptiveness, good judgment, maturity, high ethics and standards, integrity, fairness and responsibility; have a genuine interest in the Company; have no conflict of interest or legal impediment which would interfere with the duty of loyalty owed to the Company and its stockholders; and have the ability and willingness to spend the time required to function effectively as a director of the Company. The Nominating and Corporate Governance Committee does not have a formal policy with regard to the consideration of diversity in identifying candidates for director. Nevertheless, the Nominating and Corporate Governance Committee’s evaluation of director candidates takes into account their ability to contribute to the diversity of age, background, experience, viewpoints and other individual qualities and attributes represented on the Board of Directors.
Pricing Committee
In addition to the standing committees described, the Board established a Pricing Committee consisting of Messrs. Kanders, Sokolow, and Norton, as well as Ms. DeCotis. The Pricing Committee reviewed and approved terms and documents, including the Form S-1 Registration Statement (and its amendments), relating to the Company’s secondary public offering completed in June and July 2022 (the “Secondary Offering”). Members were not paid any fees for serving on the Committee, which service terminated upon the completion of the Company’s Secondary Offering in July 2022.
Director Summary Compensation Table
The following table summarizes the compensation earned by our serving non-employee directors for the fiscal year ended December 31, 2022:
Our board of directors’ compensation program is designed to align compensation with Cadre’s business objectives and the creation of stockholder value, while enabling Cadre to attract, retain, incentivize and reward directors who contribute to the long-term success of Cadre. Regarding expenses, Cadre’s policy is to reimburse directors for reasonable and necessary out-of-pocket expenses incurred in connection with attending board and committee meetings or performing other services in their capacities as directors.
Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)(1)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All Other Compensation ($)**	Total ($)
Nicholas Sokolow	70,000	773,850(2)	107,488(2)	—	—	1,022	952,360
William Quigley	67,500	551,075(3)	107,488(3)	—	—	777	726,840
Hamish Norton	55,000	551,075(4)	107,488(4)	—	—	487	714,050
Deborah A. DeCotis*	30,000	—	97,944(5)	—	—	—	127,944

*
Ms. DeCotis was appointed to the Board on April 12, 2022.

**
“All Other Compensation” related to travel reimbursement for the applicable members of the Board.

(1)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see the footnote titled “Stock-Based Compensation” in the financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2022. Each share of phantom stock is the economic equivalent of one shares of common stock.

(2)
Mr. Sokolow’s (a) stock awards consist of a phantom stock award consisting of 33,000 shares of phantom stock on March 9, 2022, which will fully vest and become non-forfeitable on March 18, 2024, and (b) option awards consist of the grant of 16,000 options on March 9, 2022, valued at $107,488 and which fully vested on December 31, 2022. Each share of phantom stock is the economic equivalent of one shares of common stock.

(3)
Mr. Quigley’s (a) stock awards consist of a phantom stock award consisting of 23,500 shares of phantom stock on March 9, 2022, which will fully vest and become non-forfeitable on March 18, 2024, and (b) option awards consist of the grant of 16,000 options on March 9, 2022, valued at $107,488 and which fully vested on December 31, 2022. Each share of phantom stock is the economic equivalent of one shares of common stock.

(4)
Mr. Norton’s (a) stock awards consist of a phantom stock award consisting of 23,500 shares of phantom stock on March 9, 2022, which will fully vest and become non-forfeitable on March 18, 2024, and (b) option awards consist of the grant of 16,000 options on March 9, 2022, valued at $107,488 and which fully vested on December 31, 2022. Each share of phantom stock is the economic equivalent of one shares of common stock.

(5)
Ms. DeCotis’s option awards consist of the grant of 16,000 options on April 20, 2022, valued at $97,944 and which fully vested on December 31, 2022.

Discussion of Director Compensation
We pay three primary components of compensation to our non-management directors: an annual cash retainer, committee chairman fees, and equity awards, generally comprising of stock equity awards such as stock options. In setting director compensation, the Company considers the significant amount of time that directors expend in fulfilling their duties on our Board of Directors and its committees as well as the skill level required by the Company of members of the Board of Directors and the need to continue to attract highly qualified candidates to serve on our Board of Directors. Director compensation arrangements are reviewed annually to maintain such standards.
In 2022, members of our Board of Directors were compensated as follows: (i) all non-employee directors serving on the Board of Directors received an annual payment of $40,000, payable in equal quarterly installments, in consideration for their services on the Board; (ii) Mr. Sokolow, the lead independent director of the Board of Directors, received an additional annual payment of $30,000, payable in two equal installments, in consideration of his service as the lead independent director of the Board of Directors; (iii) Mr. Quigley received an additional annual payment of $27,500, payable in two equal installments, in consideration for his service as the chairman of the Board of Directors’ Audit Committee; and (iv) Mr. Norton received an additional annual payment of $15,000, payable in two installments, in consideration for his service as the chairman of the Board of Directors’ Compensation Committee.
In 2022, our current employee director, Mr. Kanders, was compensated pursuant to his employment agreement (which is described below under the heading “Employment Agreements”).
Involvement in Certain Legal Proceedings
No director, executive officer or person nominated to become a director or executive officer has, within the last ten years: (i) had a bankruptcy petition filed by or against, or a receiver, fiscal agent or similar officer appointed by a court for, any business of such person or entity with respect to which such person was a general partner or executive officer either at the time of the bankruptcy filing or within two years prior to that time; (ii) been convicted in a criminal proceeding or is currently subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (iii) been subject to any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting his involvement in any type of business, securities or banking activities or practice; or (iv) been found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.
Anti-Hedging Policy
Our insider trading policy within our Code of Business Conduct and Ethics provides Company employees, officers and directors may not buy or sell put or call options on the Company’s stock, and may not sell Company stock short. Contracts which may have short selling features to them (e.g. forward sales contracts) may only be entered into with the approval of the Executive Chairman of the Board or his designee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
The Board of Directors has appointed an Audit Committee consisting of three directors. Each of the members of the Audit Committee is independent from Cadre and is financially literate as that qualification is interpreted by the Board. The Board has adopted a written charter with respect to the Audit Committee’s roles and responsibilities.
Management is responsible for Cadre’s internal control and the financial reporting process. The external auditor is responsible for performing an independent audit of Cadre’s consolidated financial statements in accordance with auditing standards and to issue a report thereon. The Audit Committee’s responsibility is to monitor and oversee these processes.
The Audit Committee has had various discussions with management and the independent auditors. Management represented to the Audit Committee that Cadre’s consolidated financial statements were prepared in accordance with U.S. generally accepted accounting principles applied on a consistent basis, and the Audit Committee has reviewed and discussed the quarterly and annual consolidated financial statements with management and the independent auditors. The Audit Committee has also discussed with the independent auditors the matters required to be discussed by Public Company Accounting Oversight Board Auditing Standard No. 1301, Communications with Audit Committees.
The Audit Committee has received the written disclosures and a letter from the independent registered public accounting firm as required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence, and has discussed with the independent registered public accounting firm its independence from Cadre and its management. The Audit Committee also considers whether the independent registered public accounting firm’s provision of audit and non-audit services to Cadre is compatible with maintaining the independent registered public accounting firm’s independence.
The Audit Committee discussed with the independent auditors the overall scope and plans for its audit. The Audit Committee discussed with the independent auditors, with and without management present, the results of its audit and the overall quality and integrity of financial reporting.
Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board has approved, that the audited financial statements and the audit report on the audited financial statements be included in Cadre’s Annual Report on Form 10-K for the fiscal year ended December 31, 2022, for filing with the SEC.
Submitted by the Members of the Audit Committee of the Board of Directors:
William Quigley (Chairman)
Nicholas Sokolow
Hamish Norton
The Report of the Audit Committee does not constitute soliciting material, and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates the Report of the Audit Committee by reference therein.

EXECUTIVE OFFICERS
The following table sets forth the name, age and position of each of our executive officers as of the date hereof. Our executive officers are appointed by and serve at the discretion of the Board of Directors of Cadre.
Name	Age	Position
Executive Officers
Warren B. Kanders*	65	Chief Executive Officer, Director and Executive Chairman
Brad Williams	49	President
Blaine Browers	44	Chief Financial Officer

*
See “Biographical Information for Directors” for biographical information with respect to Warren B. Kanders.

Brad Williams, 49, was appointed Chief Operating Officer in March 2017 and promoted to President in 2019. Prior to joining the Company, Mr. Williams served in various roles of increasing responsibility at IDEX Corporation from June 2010 to March 2017, including President, Material Processing Technologies Group, President, Energy & Fuels Midstream Group and Vice President & General Manager, Toptech Systems. Prior to IDEX Corporation, Mr. Williams held various positions within Danaher Corporation and Ingersoll-Rand Company. Mr. Williams received an MBA from Kelley School of Business — Indiana University, a M.S. in Industrial & Systems Engineering from Virginia Polytechnic Institute & State University, and a B.S in Engineering Science & Mechanics from Virginia Polytechnic Institute & State University.
Blaine Browers, 44, was appointed as our Chief Financial Officer in May 2018. Prior to joining the Company, Mr. Browers served in various roles of increasing responsibility at IDEX Corporation from September 2010 to April 2018, including Group Vice President Finance & IT — Fire and Safety, Group Vice President Finance & IT — BAND-IT, IDEX Optics & Photonics and Micropump, Vice President Finance & IT, BAND-IT, and Finance Manager Northeast. Prior to IDEX Corp. Mr. Browers held various positions within General Electric Co. Mr. Browers received a B.A. in Finance from University of South Florida and an MBA from Washington University in St. Louis.
There are no family relationships between our Named Executive Officers and any director of the Company.
EXECUTIVE COMPENSATION
Cadre has designed, and intends to modify as necessary or appropriate, its compensation and benefits program to attract, retain, incentivize and reward deeply talented and qualified executives who share its philosophy and desire to work towards achieving Cadre’s goals. Cadre believes its compensation program should promote the success of the company and align executive incentives with the long-term interests of its shareholders. As Cadre’s needs evolve, Cadre intends to continue to evaluate and modify its philosophy and compensation programs as circumstances require or is appropriate.
This section provides an overview of Cadre’s executive compensation programs as they relate to the executive officers named below (the “named executive officers”), including a narrative description of the material factors necessary to understand the information disclosed in the summary compensation table below. For the year ended December 31, 2022, Cadre’s named executive officers were:
•
Warren B. Kanders, Chief Executive Officer

•
Brad Williams, President

•
Blaine Browers, Chief Financial Officer

Summary Compensation Table
The following table sets forth information concerning the compensation of the named executive officers for the years ended December 31, 2021 and 2022.
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(4)	Option Awards ($)	Non-equity incentive plan compensation ($)	Non-qualified deferred compensation earnings ($)	All Other Compensation ($)	Total ($)
Warren B. Kanders Chief Executive Officer	2022	1,250,000	1,302,178	732,813	763,407	—	—	215,573(1)	7,263,971
	2021	1,000,000	1,250,000	9,300,000	—	—	—	147,338	11,697,338
Brad Williams President	2022	457,000	476,076	6,396,269	287,329	298,633	—	36,617(2)	7,951,924
	2021	452,610	489,397	930,000	—	463,569		34,142	2,369,718
Blaine Browers Chief Financial Officer	2022	342,440	347,253	4,098,005	213,874	222,238	—	36,459(3)	5,260,269
	2021	336,825	364,203	697,500	—	344,981	—	34,444	1,777,953

(1)
“Other Compensation” amount for Mr. Kanders in 2022 consisted of $215,573 for unallocated expense reimbursement, $4,810 for life insurance and AD&D, and $13,725 for 401(k) matching contribution.

(2)
“Other Compensation” amount for Mr. Williams in 2022 consisted of $13,725 for 401(k) matching contributions, $19,201 for Company paid portion of health care, $3,691 for AD&D and other wellness.

(3)
“Other Compensation” amount for Mr. Browers in 2022 consisted of $13,725 for 401(k) matching contributions, $19,201 for Company paid portion of health care, $3,533 for AD&D and other wellness.

(4)
Represents the aggregate grant date fair value computed in accordance with FASB ASC Topic 718 for awards made during the applicable year. For discussions on the relevant assumptions, see the footnote titled “Stock-Based Compensation” in the financial statements contained in the Annual Report on Form 10-K for the year ended December 31, 2022.

Narrative Disclosure to Summary Compensation Table
For 2021 and 2022, the compensation program for Cadre’s named executive officers consisted of annual base salaries, a performance-based annual bonus, periodic grants of stock options, restricted stock, and phantom stock.
Base Salary
Base salary for Cadre’s named executive officers has historically been set at a level that is commensurate with such executive’s duties and authorities, contributions, prior experience and sustained performance. However, for the year ended December 31, 2021, each of our executive officers received the base salaries heretofore stated based on each of their respective employment agreements hereinafter described (the “Employment Agreements”). Each of Messrs. Kanders, Williams, and Browers had their annual base salaries increased by 3% effective as of January 1, 2022, as more particularly provided below, in consideration for, among other things, the Company’s strong operating results in 2021 and the achievement of the Company’s initial public offering on favorable terms.
On March 8, 2022, Mr. Kanders’ annual base salary was increased to $1,287,000, effective as of January 1, 2022. In establishing the salary of Mr. Kanders, the Compensation Committee considered his extensive investment, capital raising, acquisition and operating expertise, as well as the responsibilities and duties required by his role as chief executive officer of a public company. Mr. Kanders devotes only as much of his time as is necessary to the affairs of the Company and also serves in various capacities with other public and private entities, including not-for-profit entities.

On March 8, 2022, the Company Mr. Williams’ annual base salary was increased to $470,710, effective as of January 1, 2022. In increasing Mr. Williams’ base salary, the Compensation Committee considered, among other things, the compensation for similar positions at similarly situated companies, as well as the responsibilities and duties required by his role as president of a public company.
On March 8, 2022, Mr. Browers’ annual base salary was increased to $350,200 effective as of January 1, 2022. In increasing Mr. Browers’ base salary, the Compensation Committee considered, among other things, the compensation for similar positions at similarly situated companies, as well as the responsibilities and duties required by his role as chief financial officer of a public company.
Cash Bonuses
During the year ended December 31, 2022, each of our executive officers received the cash bonuses heretofore stated pursuant to the terms of their respective Employment Agreements. With regard to the performance-based compensation of any Named Executive Officer, the Compensation Committee generally establishes the performance goals and then certifies the satisfaction of such performance goals prior to the payment of the performance-based bonus compensation. In reviewing and approving the annual performance-based bonus for our executive officers, the Compensation Committee may also consider an executive’s contribution to the overall performance of the Company, as well as annual bonuses awarded to persons holding similar positions at similarly situated companies.
In addition, cash bonuses may be awarded at the discretion of the Board of Directors or the Compensation Committee of the Company for exceptional performance related to other corporate activity undertaken by the Company in any year.
The Compensation Committee and the Board of Directors determined to award Mr. Kanders a discretionary cash bonus for the performance of his services in 2021, pursuant to the Kanders Employment Agreement. In determining to award a discretionary cash bonus to Mr. Kanders, the Compensation Committee took into account, among other things, his contributions to the Company’s performance and achievement of certain milestones during the year ended December 31, 2021, including, but not limited to: (i) the Company’s strong operating results in 2021, and (ii) and the achievement of the Company’s initial public offering on favorable terms.
The Compensation Committee and the Board of Directors determined to award Mr. Williams a discretionary cash bonus for the performance of his services in 2021, pursuant to which he was paid $490,310, pursuant to the Williams Employment Agreement. In determining to award a discretionary cash bonus to Mr. Williams, the Compensation Committee took into account, among other things, his contributions to the Company’s performance and achievement of certain milestones during the year ended December 31, 2021, including, but not limited to: (i) the Company’s strong operating results in 2021, and (ii) and the achievement of the Company’s initial public offering on favorable terms.
The Compensation Committee and the Board of Directors determined to award Mr. Browers a discretionary cash bonus for the performance of his services in 2021, pursuant to which he was paid $354,882, pursuant to the Browers Employment Agreement. In determining to award a discretionary cash bonus to Mr. Browers, the Compensation Committee took into account, among other things, his contributions to the Company’s performance and achievement of certain milestones during the year ended December 31, 2022, including, but not limited to: (i) the Company’s strong operating results in 2021, and (ii) and the achievement of the Company’s initial public offering on favorable terms.
Base salary, incentive compensation and the amount of discretionary bonus (total cash compensation) earned in 2022 by the Named Executive Officers are reflected in the “Salary,” and “Bonus,” columns in the Summary Compensation Table set forth on page 19 of this Proxy Statement.
Stock Awards
On March 9, 2022, pursuant to their respective Employment Agreements, each of Messrs. Kanders, Williams and Browers received restricted stock awards granted under the 2021 Incentive Plan consisting of 31,250, 11,762, and 8,755 restricted shares of Common Stock, respectively, which vest and become non-forfeitable in three substantially equal annual installments beginning on March 9, 2023.

Stock awards earned in 2022 by the Named Executive Officers are reflected in the “Stock Awards” column in the Summary Compensation Table set forth on page 19 of this Proxy Statement.
Option Awards
On March 9, 2022, pursuant to their respective Employment Agreements, each of Messrs. Kanders, Williams and Browers received a stock option award granted pursuant to the 2021 Incentive Plan consisting of options to purchase 113,636, 42,770, and 31,836 shares, respectively, of the Company, which vest in three substantially equal annual installments beginning on March 9, 2023.
Nonequity Incentive Plan Compensation
On March 18, 2022, pursuant to their respective Employment Agreements, each of Messrs. Williams and Browers received a phantom stock award consisting of 261,000 and 166,000 shares of phantom stock, respectively, pursuant to the Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan. Each share of phantom stock is the economic equivalent of one share of common stock. The phantom stock awards vest in three substantially equal annual installments beginning on March 18, 2022.
Awards earned in 2022 by the Named Executive Officers pursuant to the Safariland Group Long-Term Incentive Plan are reflected in the “Nonequity Incentive Plan Compensation” column in the Summary Compensation Table set forth on page 19 of this Proxy Statement.
Safariland Group Long-Term Incentive Plan
Long-Term Incentive Plan Description
On March 15, 2021, the Company adopted the Safariland Group Long-Term Incentive Plan (the “LTIP”). The Company believes the LTIP will retain and motivate certain key employees of the Company and its subsidiaries and affiliates by enabling designated individuals to participate in the long-term growth and financial success of the Company. The LTIP is administered by the Board in its sole discretion, who have full power and authority to administer and interpret the LTIP and to establish rules for its administration. Eligibility for participation in the LTIP is limited to the employees selected by the Board who are employees of the Company in good standing and current with respect to all compliance and employment matters. There are currently 222,589 shares of the Company’s common stock reserved for issuance under the LTIP.
Awards
Each participant is granted a cash bonus opportunity (a “LTIP Award”), in an amount set forth in an award agreement, and each LTIP Award granted under the LTIP is eligible to vest in three equal installments over a period of three consecutive one year periods. The award will vest subject to the achievement of performance metrics, which are established by the Board in its sole discretion, who shall determine to what extent the performance metrics have been achieved. The portion of the LTIP Award that has become vested will be paid in a lump sum within 30 days following a determination by the Board that performance metrics have been achieved. The LTIP Award may be paid in the form of cash, provided, however, the Company may, in its sole discretion, elect to pay the vested portion of a LTIP Award (or any portion thereof) in the form of such marketable securities having a value equal to the value of such vested portion, rounded down to the nearest whole share.
Termination or Change in Control
In the event of a change of control or a participant’s death, any unvested portion of a LTIP Award will become fully vested and any amount payable will be paid within two and a half months following such occurrence. In the event that a participant’s employment is terminated, or the participant violated its obligations under any restrictive agreement, the participant will forfeit any portion of the LTIP Award that is unvested and unpaid.
Tax Effects
The Company will withhold from any amount paid under the LTIP any taxes required by law to be withheld with respect to such payment, including, to the extent permitted, in the event a LTIP Award is paid in marketable securities, by withholding a number of securities necessary to satisfy any such withholding obligations. The LTIP and all LTIP Awards under the LTIP include provisions intended to comply with the requirements of Section 409A of the Internal Revenue Code of 1986, as amended (the “Code”).
Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan
Phantom Restricted Share Plan Description
On March 15, 2021, the Company adopted the Safariland Group 2021 Phantom Restricted Share Plan (the “Phantom Plan”) for the purposes of promoting the growth and interests of the Company by attracting and retaining employees, consultants and advisors with the training, experience and ability to enable them to make a significant contribution to the success of the business of the Company. The Board selects participants from among those employees, consultants, and advisors to, the Company or its affiliates who, in in its opinion, are in a position to make a significant contribution to the success of the Company.
Phantom Awards
The Phantom Plan provides for the grant of the cash-based award of Phantom Shares (defined below) (“Phantom Awards”) to participants as a nontransferable notional share granted to an employee or other service provider in respect of services to the Company or its affiliates (a “Phantom Share”). A maximum of 1,433,500 Phantom Shares may be issued in respect of Phantom Awards under the Phantom Plan. The Board, in its sole discretion, determines the terms of all Phantom Awards, including the time or times at which an Award will vest. Except as otherwise provided, one-third (1/3) of the Phantom Shares subject to the Award shall vest on each of the first three (3) anniversaries of the grant date. The Board, in its discretion, may also settle Phantom Awards with marketable securities of the Company. Currently, there are 458,083 shares of the Company’s common stock reserved for issuance under the Phantom Plan.
Termination
In the event of a participant’s death, the Phantom Shares shall become fully vested and will remain outstanding and eligible to participate in a Qualifying Exit Event (as defined below). If a participant’s employment is terminated by the Company for cause, or for violation of a restrictive agreement, the participant will forfeit all Phantom Shares whether vested or unvested. If a participant’s employment is terminated for reasons other than for cause, or voluntarily by the participant, all unvested Phantom Shares will be forfeited and vested Phantom Shares will remain eligible to participate in a Qualifying Exit Event.
Timing of Payment
No amount is payable with respect to Phantom Shares prior to a change of control or initial public offering where the aggregate net cash proceeds or non-cash of such event, as determined by the Board, equals or exceeds $250,000,000 (a “Qualifying Exit Event”). Such threshold shall be automatically increased from time to time to reflect the aggregate amount of any additional capital invested in the Company. In the event that such amounts become payable with respect to a Qualifying Exit Event, the sums shall be paid not later than March 15 following the year in which the Qualifying Exit Event occurs. In connection with a Qualifying Exit Event, each Phantom Share that is vested and outstanding as of the consummation of the Qualifying Exit Event shall be automatically cancelled in exchange for the right to receive a payment equal to the Phantom Payment Amount (as defined in the Phantom Plan). All unvested Phantom Shares shall be cancelled for no consideration upon the consummation of a Qualifying Exit Event.
Tax Effects
The Company will withhold from any amount paid under the Phantom Plan any taxes required by law to be withheld with respect to such payment. Phantom Awards under the Phantom Plan include provisions intended to comply with Section 409A of the Code. Granted Phantom Awards may be modified at any time, at the Board’s discretion, to the extent necessary to maintain such compliance.

Covered Transactions
In the event of a transaction in which the Company is not the surviving entity or which results in the acquisition of all or substantially of the equity interests or assets of the Company, dissolution or liquidation or any other change of control transaction, the Board may provide for the assumption of some or all Phantom Awards or the grant of new awards by the acquiror or survivor. Each unvested Award that is not assumed will terminate automatically. The Board shall have the discretion to require that any amounts that would have been paid if such Phantom Shares had been vested at the time of such transaction be made payable in the future. If there shall occur any change in capitalization that affects the Phantom Shares, the Board may, in its discretion, cause an adjustment to be made to the number of Phantom Shares granted in order to prevent dilution or enlargement of the participant’s rights.
Amended and Restated Phantom Plan
On August 2, 2021, the Phantom Plan was amended and restated with certain technical corrections, including adjusting the Phantom Shares available thereunder to give effect to the stock split that occurred during fiscal 2021.
2021 Stock Incentive Plan
Our board of directors has adopted, and our stockholders have approved, our 2021 Stock Incentive Plan (“2021 Incentive Plan”). Our 2021 Incentive Plan provides for the grant of incentive stock options, within the meaning of Section 422 of the Code, to our employees and any parent and subsidiary companies’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units (“RSUs”), stock appreciation rights (“SARs”), performance units, and performance shares to our employees, directors, and consultants and our parent and subsidiary companies’ employees and consultants.
Authorized Shares
Currently, there are 5,776,326 shares of our common stock available for issuance pursuant to our 2021 Incentive Plan. The 2021 Incentive Plan also includes an automatic annual increase in shares of common stock available for issuance under the 2021 Incentive Plan, to occur on the first trading day of January of each fiscal year, beginning with January in year 2022 and continuing through January in year 2031, by a number of shares equal to five percent (5%) of the total number of shares of common stock outstanding on the last trading day in the immediately preceding December.
Shares of common stock that have been (a) reserved for issuance under stock options which have expired or otherwise terminated without issuance of the underlying shares, (b) reserved for issuance or issued under an award granted under the 2021 Incentive Plan but are forfeited or are repurchased by the Company at the original issue price, or (c) reserved for issuance or issued under an award that otherwise terminates without shares being issued, shall be available for issuance. In the event of the exercise of SARs, whether or not granted in tandem with stock options, only the number of shares of common stock actually issued in payment of such SARs shall be charged against the number of shares of common stock available for the grant of awards under the 2021 Incentive Plan, and any shares of common stock subject to tandem stock options, or portions thereof, which have been surrendered in connection with any such exercise of SARs shall not be charged against the number of shares of common stock available for the grant of awards under the 2021 Incentive Plan. Notwithstanding anything to the contrary contained herein, shares of common stock that are subject to an award under the 2021 Incentive Plan shall not again be made available for issuance or delivery under the 2021 Incentive Plan if such shares are (a) tendered in payment of a stock option, or (b) delivered or withheld by the Company to satisfy any tax withholding obligation.
Plan Administration
The Compensation Committee administers our 2021 Incentive Plan. Any power, authority or discretion granted to the Compensation Committee may also be taken by the Board. In addition, if we determine it is desirable to qualify transactions under our 2021 Incentive Plan as exempt under Rule 16b-3 under the Exchange Act, such transactions will be structured with the intent that they satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2021 Incentive Plan, the Compensation

Committee has the power to administer our 2021 Incentive Plan and make all determinations deemed necessary or advisable for administering the 2021 Incentive Plan, including, but not limited to, the power to determine the fair market value of our common stock, select the persons to whom awards may be granted, determine the number of shares covered by each award, approve forms of award agreements for use under the 2021 Incentive Plan, determine the terms and conditions of awards (including, but not limited to, the exercise price, the time or times at which the awards may be exercised, any vesting acceleration or waiver or forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto), construe and interpret the terms of our 2021 Incentive Plan and awards granted under it, prescribe, amend, and rescind rules, regulations, and sub-plans relating to our 2021 Incentive Plan, and modify or amend each award, including, but not limited to, the discretionary authority to extend the post-termination exercisability period of awards (provided that no option or stock appreciation right will be extended past its original maximum term), and to allow a participant to defer the receipt of payment of cash or the delivery of shares that would otherwise be due to such participant under an award. The Compensation Committee’s decisions, interpretations, and other actions are final and binding on all participants.
Stock Options
Stock options may be granted under our 2021 Incentive Plan. The exercise price of options granted under our 2021 Incentive Plan will be determined by the Compensation Committee and may be greater, less than, or equal to the fair market value of our common stock on the date of grant; provided that: the exercise price of an incentive stock options will be not less than 100% of the fair market value of our common stock on the date of grant. The term of an option may not exceed ten years. With respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term of an incentive stock option granted to such participant must not exceed five years and the exercise price must equal at least 110% of the fair market value on the grant date. The Compensation Committee will determine the methods of payment of the exercise price of an option, which may include cash, shares, or other property acceptable to the Compensation Committee, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director, or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the option will remain exercisable for 12 months (or such shorter or longer time period not exceeding five (5) years as may be determined by the Compensation Committee). In all other cases, in the absence of a specified time in an award agreement, the option will remain exercisable for three months following the termination of service. An option may not be exercised later than the expiration of its term. Subject to the provisions of our 2021 Incentive Plan, the Compensation Committee determines the other terms of options.
Stock Appreciation Rights
SARs may be granted under our 2021 Incentive Plan. SARs allow the recipient to receive the appreciation in the fair market value of our common stock occurring between the exercise date and the date of grant. SARs may not have a term exceeding ten years. After the termination of service of an employee, director, or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her SARs agreement. In the absence of a specified time in an award agreement, if termination is due to death or disability, the SARs will remain exercisable for 12 months. In all other cases, in the absence of a specified time in an award agreement, the SARs will remain exercisable for three months following the termination of service. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2021 Incentive Plan, the Compensation Committee determines the other terms of SARs, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be equal to the fair market value per share on the date of grant.
Restricted Stock
Restricted stock may be granted under our 2021 Incentive Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the Compensation Committee. The Compensation Committee will determine the number of shares of restricted stock granted to any employee, director, or consultant and, subject to the provisions of our 2021 Incentive Plan, will determine the terms and conditions of such awards. The Compensation Committee may impose whatever conditions to vesting it determines to be appropriate (for example, the Compensation Committee may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the Compensation Committee, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to vesting, unless the Compensation Committee provides otherwise. Shares of restricted stock that do not vest are subject to our right of repurchase or forfeiture.
Restricted Stock Units
RSUs may be granted under our 2021 Incentive Plan. RSUs are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2021 Incentive Plan, the Compensation Committee determines the terms and conditions of RSUs, including the vesting criteria and the form and timing of payment. The Compensation Committee may set vesting criteria based upon the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Compensation Committee in its discretion. The Compensation Committee, in its sole discretion, may pay earned RSUs in the form of cash, in shares of our common stock, or in some combination thereof. Notwithstanding the foregoing, the Compensation Committee, in its sole discretion, may accelerate the time at which any vesting requirements will be deemed satisfied. Participants will have no voting rights with respect to RSUs until the date shares are issued with respect to such RSUs. The Compensation Committee may provide that a participant is entitled to receive dividend equivalents with respect to the payment of cash dividends on shares having a record date prior to the date on which the applicable RSUs are settled or forfeited in accordance with our 2021 Incentive Plan.
Performance Units and Performance Shares
Performance units and performance shares may be granted under our 2021 Incentive Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the Compensation Committee are achieved or the awards otherwise vest. The Compensation Committee will establish performance objectives or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. The Compensation Committee may set performance objectives based on the achievement of company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Compensation Committee in its discretion. After the grant of a performance unit or performance share, the Compensation Committee, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the Compensation Committee on or prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The Compensation Committee, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares, or in some combination thereof. Participants will have no voting rights with respect to performance units and/or performance shares until the date shares are issued with respect to such performance units and/or performance shares. The Compensation Committee may provide that a participant is entitled to receive dividend equivalents with respect to the payment of cash dividends on shares having a record date prior to the date on which the applicable performance shares are settled or forfeited in accordance with our 2021 Incentive Plan.
Non-Transferability of Awards
Unless the Compensation Committee provides otherwise, our 2021 Incentive Plan generally will not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime. If the Compensation Committee makes an award transferrable, such award will contain such additional terms and conditions as the Compensation Committee deems appropriate.

Certain Adjustments
In the event of certain changes in our capitalization, to prevent diminution or enlargement of the benefits or potential benefits available under our 2021 Incentive Plan, the Compensation Committee will adjust the number and class of shares that may be delivered under our 2021 Incentive Plan and/or the number, class, and price of shares covered by each outstanding award and the numerical share limits set forth in our 2021 Incentive Plan.
Corporation Transactions
Our 2021 Incentive Plan provides that in the event of our merger with or into another corporation or entity or a change-of-control (as defined in our 2021 Incentive Plan), each outstanding award will be treated as the Compensation Committee determines, including, without limitation, (i) substituting equivalent awards or providing substantially similar consideration to participants as was provided to the Company’s stockholders (after taking into account the existing provisions of the awards), or (ii) issuing, in place of outstanding shares of common stock of the Company held by the participants, substantially similar shares or substantially similar other securities or substantially similar other property subject to repurchase restrictions no less favorable to the participant. In addition, the Compensation Committee may, in its sole discretion, provide that the vesting of any or all awards granted pursuant to the 2021 Incentive Plan will accelerate immediately prior to the consummation of a change-of-control event. If the Compensation Committee exercises such discretion with respect to stock options, such stock options will become exercisable in full prior to the consummation of such change-of-control event at such time and on such conditions as the Compensation Committee determines, and if such stock options are not exercised prior to the consummation of such event, they shall terminate at such time as determined by the Compensation Committee.
Clawback
Awards are subject to any clawback policy of ours, and the Compensation Committee also may specify in an award agreement that the participant’s rights, payments, and/or benefits with respect to an award will be subject to reduction, cancellation, forfeiture, and/or recoupment upon the occurrence of certain specified events. The Board may require a participant to forfeit, return, or reimburse us for all or a portion of the award and/or shares issued under the award, any amounts paid under the award, and any payments or proceeds paid or provided upon disposition of the shares issued under the award in order to comply with such clawback policy or applicable laws.
Amendment and Termination
The Compensation Committee has the authority to amend, suspend, or terminate our 2021 Incentive Plan provided such action does not impair the existing rights of any participant. Our 2021 Incentive Plan will continue in effect until terminated by the Compensation Committee, but (i) no incentive stock options may be granted after ten years from the date our 2021 Incentive Plan was adopted by the Board and (ii) the annual increase to the number of shares available for issuance under our 2021 Incentive Plan will operate only until the tenth anniversary of the date our 2021 Incentive Plan was adopted by the Board.
Employee Confidentiality, Non-competition, Non-solicitation and Assignment Agreements
In order to limit the disclosure and use of our proprietary information as well as to prevent the misappropriation of our proprietary information, each of our officers, directors and/or employees that receive an award under our Phantom Plan is required to execute and deliver a restrictive covenant agreement that that contains non-competition, non-solicitation, non-hire, non-disparagement, confidentiality or assignment of intellectual property covenants.
Benefits and Perquisites
We currently maintain broad-based benefits that are provided to all employees, including health insurance, life and disability insurance and dental insurance. We maintain a 401(k) plan for employees. The 401(k) plan is intended to qualify under Section 401(k) of the Code, so that contributions to the 401(k) plan by employees or by us, and the investment earnings thereon, are not taxable to the employees until withdrawn from the 401(k) plan, and so that contributions by us, if any, will be deductible by us when made. Under the 401(k) plan, employees may elect to reduce their current compensation by up to the statutorily prescribed annual limit and to have the amount of such reduction contributed to the 401(k) plan. The 401(k) plan permits us to make contributions up to the limits allowed by law on behalf of all eligible employees.
With respect to Warren B. Kanders, pursuant to and during the term of the Kanders Employment Agreement, in addition to being entitled to participate in the Company’s medical insurance and other fringe benefit plans or policies as the Company may make available to, or have in effect for, its personnel with commensurate duties from time to time, Mr. Kanders shall receive, at the Company’s expense: (i) the assistance of the Company’s tax advisors in regard to personal tax planning and preparing personal income tax returns; and (ii) a split-dollar life insurance policy, or equivalent, on Mr. Kanders in the amount of $10,000,000 payable to such beneficiaries as Mr. Kanders shall select. Furthermore, the Company will make available armed security personnel or other means in order to ensure the security of Mr. Kanders, as well as his family and property. For additional security purposes, during the term, so long as the Company (or one of its subsidiaries) has any right to use a private jet aircraft, Mr. Kanders shall use such aircraft for business purposes, and the Company will make available such aircraft to Mr. Kanders for up to one hundred flight hours per year for personal use.
Agreements with Cadre’s Named Executive Officers
Employment Agreement with Warren B. Kanders
On July 9, 2021, the Company and Warren B. Kanders entered into an Employment Agreement (as amended on September 1, 2021) (the “Kanders Employment Agreement”), which provides for Mr. Kanders’ employment as Chief Executive Officer and Executive Chairman of the Board, for a term to commencing upon the completion of the Company’s initial public offering of shares of its common stock on November 8, 2021 (the “Commencement Date”), and to terminate on the fifth anniversary of the Commencement Date, subject to earlier termination as provided therein. Mr. Kanders is entitled to an annual base salary of $1,250,000, subject to annual review by the Compensation Committee as more particularly provided in the Kanders Employment Agreement. On March 9, 2022, Mr. Kanders’ annual base salary was increased to $1,287,500 effective as of January 1, 2022.
In addition to any other bonuses that the Compensation Committee may award to Mr. Kanders in their sole discretion, Mr. Kanders is entitled to receive a minimum cash bonus of 100% of his annual base salary in each year of the term so long as the Company achieves the Company’s target for earnings before interest, taxes, depreciation and amortization (“EBITDA”), as computed by the Company on a consistent basis for such year as reflected in the annual budget approved by the Board (the “Annual Bonus”). In the sole discretion of the Compensation Committee and the Board, any Annual Bonus may be increased based on performance to a target level of 200% of Mr. Kanders annual base salary; provided that the Compensation Committee and the Board in their discretion may further adjust the Annual Bonus based upon performance.
Mr. Kanders will also be entitled, at the sole and absolute discretion of the Board or the Compensation Committee, to participate in other bonus plans of the Company, including but not limited to the 2021 Incentive Plan. Furthermore, and without limiting the foregoing, on the Commencement Date, the Company issued to Mr. Kanders 2,000,000 restricted shares of common stock (the “Kanders Restricted Stock”), which are subject to the following vesting and lapse of restrictions:
(A)   The Kanders Restricted Stock shall vest upon the achievement of a closing price of at least $40.00 per share of common stock on the NYSE or other national or regional stock exchange on which such securities are then listed for a period of twenty (20) consecutive trading days;
(B)   Any shares not vested based on the foregoing closing share price of common stock prior to the tenth anniversary of the Commencement Date shall be forfeited and be null and void; and
(C)   The vesting, and/or forfeiture, of the Kanders Restricted Stock, may be accelerated in accordance with the terms of the Kanders Employment Agreement.
The Kanders Employment Agreement contains confidentiality obligations as well as a non-competition covenant effective during the term of his employment and for a period of eighteen months after the expiration, or three years after the termination, of the Kanders Employment Agreement.

Upon the termination of the Kanders Employment Agreement by Mr. Kanders or the Company or its successor or assigns within two years following the occurrence of a “change in control” of the Company (other than a termination by the Company for cause during such period), due to Mr. Kanders’ death, by the Company due to Mr. Kanders’ permanent disability, by the Company without cause, by Mr. Kanders for Good Reason (which includes the Company’s uncured breach of any material provision of the Kanders Employment Agreement, any material diminution in the authority or responsibilities delegated to Mr. Kanders, or any reduction in Mr. Kanders’ annual base salary), or if the Company, or its applicable successors and assigns, does not offer to renew the Kanders Employment Agreement upon expiration of the term on substantially similar terms (each a “Section 4(g) Termination”), Mr. Kanders, or his duly appointed representative shall be entitled to receive, in one lump sum within thirty days of such termination: (a) three times the sum of (i) his highest annual base salary, plus (ii) the Annual Bonus for such year, in each case since January 1, 2019; plus (b) the amount of any accrued Annual Bonus; however, if Mr. Kanders is terminated without cause or he terminates the Kanders Employment Agreement for Good Reason, any accrued Annual Bonus shall be payable only to the extent that the applicable performance targets for the year of termination are actually achieved; plus (c) except in the case of Mr. Kanders’ death or permanent disability, five times the greatest annual amount of the full cost of maintaining his principal office; provided, however, that in the event of a change in control, if the Company or the acquiror requests Mr. Kanders to provide consulting services described in the Kanders Employment Agreement, then the lump sum payment described above shall be payable upon the expiration of such consulting period, and during such consulting period, Mr. Kanders will be entitled to a consulting fee equal to what he would have otherwise been entitled to be paid under the Kanders Employment Agreement during such period.
In the event of a Section 4(g) Termination, the following shall occur, and be provided or made available to Mr. Kanders at the times specified: (i)(A) all of Mr. Kanders’ benefits accrued under any employee pension, retirement, savings and deferred compensation plans of the Company shall become vested in full upon the date of such Section 4(g) Termination (other than with respect to unvested stock options, restricted stock and other equity or equity-based awards, the terms of which are separately addressed in the next succeeding clause); (B) any and all unvested stock options, restricted stock and other equity or equity-based awards (including, but not limited to, the Kanders Restricted Stock) shall immediately vest as of the date of such Section 4(g) Termination; and (C) amounts which are vested or which Mr. Kanders is otherwise entitled to receive under the terms of or in accordance with any plan, policy, practice or program of, or any contract or agreement with, the Company or any of its subsidiaries, on or after his termination without regard to the performance by Mr. Kanders of further services or the resolution of a contingency shall be payable in accordance with the terms of the plan, policy, practice, program, contract or agreement under which such benefits have been awarded or accrued. Furthermore, the benefits set forth in clause (C), which are applicable to Mr. Kanders, shall also be payable to Mr. Kanders in the event he is terminated for cause, or if Mr. Kanders terminates this Agreement without Good Reason; (ii) Mr. Kanders (and any of his dependents) will be entitled to continue participation in all of the Company’s health benefit plans, for the period for which Mr. Kanders could elect COBRA continuation coverage under the Company’s health benefit plans as a result of his termination; (iii) Mr. Kanders will be entitled to continued personal use of the Company owned or leased aircraft, not to exceed one hundred hours in any calendar year, at the Company’s sole cost and expense until the third anniversary of termination; provided, that, at Mr. Kanders’ option, in lieu of the foregoing use of the aircraft, Mr. Kanders will be entitled to purchase any Company-owned aircraft from the Company within seventy-five days of his termination at its then-depreciated book value; (iv) Mr. Kanders will have the right to have the Company’s (or applicable subsidiary’s) office lease that is used by Mr. Kanders assigned to him, and the Company will pay the lease payments for a period of five years from the date of such termination, and Mr. Kanders shall have the right to purchase any fixed assets in connection therewith (including but not limited to automobiles) that he enjoyed the use of during the term at such assets’ then-depreciated book value. Notwithstanding anything to the contrary otherwise provided in the Kanders Employment Agreement, in the event of any Section 4(g) Termination, all grants of stock options and common stock granted under the Kanders Employment Agreement shall vest and become immediately exercisable and saleable and any lock-up provisions applicable thereto, or to any options granted to the Mr. Kanders, shall terminate.
In the event that the Kanders Employment Agreement is terminated by the Company with cause, or by Mr. Kanders unless such termination constitutes a Section 4(g) Termination, all unvested grants of stock options and common stock under the Kanders Employment Agreement shall terminate and be null and void.

Upon the termination of the Kanders Employment Agreement by the Company for cause, or by Mr. Kanders (except for Good Reason or upon his death or disability), Mr. Kanders shall be entitled to receive by wire transfer of immediately available funds, in one lump sum, within five business days of such termination, any then-accrued and unpaid portion of the annual base salary.
In the event that Mr. Kanders fails to comply with any of his obligations under the Kanders Employment Agreement, including, without limitation, the confidentiality and non-compete provisions, Mr. Kanders will be required to repay any payments or benefits received by him as a result of a Section 4(g) Termination as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Kanders Employment Agreement. All payments and benefits provided under the Kanders Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.
The Kanders Employment Agreement contains provisions designed to reduce (but not below 0) any payments otherwise required to be paid to Mr. Kanders if the same would result in the imposition of an excise tax under Section 4999 of the Code, to the minimum extent necessary so that such excise tax is not imposed. The Kanders Employment Agreement also contains provisions intended to comply with Section 409A of the Code.
Employment Agreement with Brad Williams
On July 9, 2021, the Company and Brad Williams entered into an Employment Agreement (as amended on September 1, 2021) (the “Williams Employment Agreement”), which provides for Mr. Williams’ employment as President of the Company for a term commencing upon the completion of the Company’s initial public offering of shares of its common stock on November 8, 2021 (the “Commencement Date”), and to terminate on the third anniversary of the Commencement Date, subject to earlier termination as provided therein. Mr. Williams is entitled to an annual base salary of $457,000. On March 9, 2022, Mr. Williams’ annual base salary was increased to $470,710 effective as of January 1, 2022.
In addition, at the sole and absolute discretion of the Company’s Board or the Compensation Committee, Mr. Williams is entitled to receive annual performance bonuses, which may be based upon a variety of qualitative and quantitative factors, of up to 100% of Mr. Williams’ annual base salary. As provided in the Williams Employment Agreement, (1) on March 18, 2021, Mr. Williams received 261,000 Phantom Shares under the Phantom Plan, which will continue to remain outstanding and be subject to the vesting and other terms as set forth in the Phantom Plan and Mr. Williams’ award agreement thereunder, (2) on March 15, 2021, Mr. Williams received under the LTIP a LTIP Award of $442,900 and another award agreement of even date therewith, of an additional $442,900, each of which will continue to remain outstanding and be subject to the vesting and other terms as set forth in the LTIP and the related respective award agreements thereunder. Mr. Williams will also be entitled, at the sole and absolute discretion of the Board or the Compensation Committee, to participate in other bonus plans of the Company, including but not limited to the 2021 Incentive Plan.
Furthermore, and without limiting the foregoing, on the Commencement Date, the Company issued to Mr. Williams 200,000 restricted shares of common stock (the “Williams Restricted Stock”), which shall be subject to the vesting and lapse of restrictions on such Williams Restricted Stock based on the timing set forth below:
(A)   The Williams Restricted Stock shall vest upon the achievement of both: (i) a closing price of at least $40.00 per share of common stock on the NYSE or other national or regional stock exchange on which such securities are then listed for a period of twenty (20) consecutive trading days, and (ii) Mr. Williams having been continuously employed by the Company for a period of five years from and after the Commencement Date;
(B)   Any shares not vested based on the foregoing closing share price of common stock prior to the tenth anniversary of the Commencement Date shall be forfeited and be null and void; and
(C)   The forfeiture of the Williams Restricted Stock may be accelerated in accordance with the terms of the Williams Employment Agreement, provided that, notwithstanding any provision in the Williams

Employment Agreement to the contrary, the vesting of the Williams Restricted Stock shall not be accelerated unless and until the conditions set forth in clause (A) above are satisfied.
The Williams Employment Agreement also contains confidentiality obligations as well as a non- competition covenant and non-interference (relating to the Company’s customers), non-solicitation (relating to the Company’s employees) and non-disparagement provisions effective during the term of his employment and for a period of two years after the termination of his employment with the Company.
In the event that Mr. Williams’ employment is terminated as a result of his death or disability, Mr. Williams or his estate will, subject to the provisions of the Williams Employment Agreement, be generally entitled to receive his accrued base salary through the date of such termination and earned but unpaid annual incentive bonus prorated for the portion of the year in which such termination occurred and all granted but unvested stock options and all unvested restricted stock (but not including the Williams Restricted Stock) shall immediately vest, and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded. In the event that Mr. Williams’ employment is terminated by the Company for “cause” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, be entitled to receive his accrued base salary through the date of such termination. In addition, all stock options, whether vested or unvested, and granted but unvested restricted stock will be null and void (and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded) except that, in the event that Mr. Williams is terminated as a result of his failure to perform any reasonable directive of the Board, he will be entitled to retain any vested stock options.
In the event that Mr. Williams’ employment is terminated by the Company without “cause” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, be entitled to receive an amount equal to one year of his base salary and reimbursement of any COBRA premium payments made by Mr. Williams during such one-year period, in each case payable in accordance with the Company’s normal payroll practices, provided that Mr. Williams executes a separation agreement and general release agreement that is satisfactory to the Company. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the Williams Restricted Stock) will immediately vest, and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded.
In the event that Mr. Williams’ employment is terminated by Mr. Williams other than as a result of a “change in control” (as defined in the Williams Employment Agreement), Mr. Williams will, subject to the provisions of the Williams Employment Agreement, generally be entitled to receive his accrued base salary and benefits through the date of such termination. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void, and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded.
In the event that Mr. Williams’ employment is terminated by either party within 30 days of a “change in control”, Mr. Williams will, subject to the provisions of the Williams Employment Agreement, generally be entitled to receive an amount equal to one year of his base salary payable in one lump sum within five business days after such termination and reimbursement of any COBRA premium payments made by Mr. Williams during such one-year period; provided that Mr. Williams executes a separation agreement and general release agreement that is satisfactory to the Company, and provided further that, in the event the Company or the acquiror requests Mr. Williams to provide consulting services described in the Williams Employment Agreement, then the lump sum payment of an amount equal to one year of his base salary shall be payable upon the expiration of such consulting period, and during such consulting period, Mr. Williams will be entitled to a consulting fee equal to what he would have otherwise been entitled to be paid under the Williams Employment Agreement during such period. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the Williams Restricted Stock) shall immediately vest, and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded.
In the event that Mr. Williams fails to comply with any of his obligations under the Williams Employment Agreement, including, without limitation, the non-competition covenant and the non-interference, nonsolicitation and non-disparagement provisions, Mr. Williams will be required to repay the one year of base salary paid to him pursuant to the Company termination without cause or change in control provisions of the Williams Employment Agreement as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Williams Employment Agreement. All payments and benefits provided under the Williams Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.
The Williams Employment Agreement contains provisions designed to reduce (but not below 0) any payments otherwise required to be paid to Mr. Williams if the same would result in the imposition of an excise tax under Section 4999 of the Code to the minimum extent necessary so that such excise tax is not imposed. The Williams Employment Agreement also contains provisions intended to comply with Section 409A of the Code.
Employment Agreement with Blaine Browers
On July 9, 2021, the Company and Blaine Browers entered into an Employment Agreement (as amended on September 1, 2021) (the “Browers Employment Agreement”), which provides for Mr. Browers’ employment as the Chief Financial Officer of the Company for a term commencing upon the completion of the Company’s initial public offering of shares of its common stock on November 8, 2021 (the “Commencement Date”), and to terminate on the third anniversary of the Commencement Date, subject to earlier termination as provided therein. Mr. Browers is entitled to an annual base salary of $340,000. On March 9, 2022, Mr. Williams’ annual base salary was increased to $350,200 effective as of January 1, 2022.
In addition, at the sole and absolute discretion of the Board or the Compensation Committee, Mr. Browers is entitled to receive annual performance bonuses, which may be based upon a variety of qualitative and quantitative factors, of up to 100% of Mr. Browers’ annual base salary. As provided in the Browers Employment Agreement, (1) on March 18, 2021, Mr. Browers received 166,000 Phantom Shares under the Phantom Plan, which will continue to remain outstanding and be subject to the vesting and other terms as set forth in the Phantom Plan and Mr. Browers’ award agreement thereunder, (2) on March 15, 2021, Mr. Browers received under the LTIP an LTIP Award of $329,600 and another award agreement of even date therewith, of an additional $329,600, each of which will continue to remain outstanding and be subject to the vesting and other terms as set forth in the LTIP and the related respective award agreements thereunder. Mr. Browers will also be entitled, at the sole and absolute discretion of Board or the Compensation Committee, to participate in other bonus plans of the Company, including but not limited to the 2021 Incentive Plan. Furthermore, and without limiting the foregoing, on the Commencement Date, the Company issued to Mr. Browers 150,000 restricted shares of common stock (the “Browers Restricted Stock”), which is subject to the vesting and lapse of restrictions on such Browers Restricted Stock based on the timing set forth below:
(A)   The Browers Restricted Stock shall vest upon the achievement of both: (i) a closing price of at least $40.00 per share of common stock on the NYSE or other national or regional stock exchange on which such securities are then listed for a period of twenty (20) consecutive trading days, and (ii) Mr. Browers having been continuously employed by the Company for a period of five years from and after the Commencement Date;
(B)   Any shares not vested based on the foregoing closing share price of common stock prior to the tenth anniversary of the Commencement Date shall be forfeited and be null and void; and
(C)   The forfeiture of the Browers Restricted Stock may be accelerated in accordance with the terms of the Browers Employment Agreement, provided that, notwithstanding any provision in the Browers Employment Agreement to the contrary, the vesting of the Restricted Stock shall not be accelerated unless and until the conditions set forth in clause (A) above are satisfied.
The Browers Employment Agreement also contains confidentiality obligations as well as a non- competition covenant and non-interference (relating to the Company’s customers), non-solicitation (relating to the Company’s employees) and non-disparagement provisions effective during the term of his employment and for a period of two years after the termination of his employment with the Company.

In the event that Mr. Browers’ employment is terminated as a result of his death or disability, Mr. Browers or his estate will, subject to the provisions of the Browers Employment Agreement, be generally entitled to receive his accrued base salary through the date of such termination and earned but unpaid annual incentive bonus prorated for the portion of the year in which such termination occurred and all granted but unvested stock options and all unvested restricted stock (but not including the Browers Restricted Stock) shall immediately vest, and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded. In the event that Mr. Browers’ employment is terminated by the Company for “cause” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Browers Employment Agreement, be entitled to receive his accrued base salary through the date of such termination. In addition, all stock options, whether vested or unvested, and granted but unvested restricted stock will be null and void (and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded) except that, in the event that Mr. Browers is terminated as a result of his failure to perform any reasonable directive of the Board, he will be entitled to retain any vested stock options.
In the event that Mr. Browers’ employment is terminated by the Company without “cause” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Browers Employment Agreement, be entitled to receive an amount equal to one year of his base salary and reimbursement of any COBRA premium payments made by Mr. Browers during such one-year period, in each case payable in accordance with the Company’s normal payroll practices, provided that Mr. Browers executes a separation agreement and general release agreement that is satisfactory to the Company. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the Browers Restricted Stock) will immediately vest, and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded.
In the event that Mr. Browers’ employment is terminated by Mr. Browers other than as a result of a “change in control” (as defined in the Browers Employment Agreement), Mr. Browers will, subject to the provisions of the Browers Employment Agreement, generally be entitled to receive his accrued base salary and benefits through the date of such termination. In addition, all granted but unvested stock options and all unvested restricted stock will be null and void, and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded.
In the event that Mr. Browers’ employment is terminated by either party within 30 days of a “change in control”, Mr. Browers will, subject to the provisions of the Browers Employment Agreement, generally be entitled to receive an amount equal to one year of his base salary payable in one lump sum within five business days after such termination and reimbursement of any COBRA premium payments made by Mr. Browers during such one-year period; provided that Mr. Browers executes a separation agreement and general release agreement that is satisfactory to the Company, and provided further that, in the event the Company or the acquiror requests Mr. Browers to provide consulting services described in the Browers Employment Agreement, then the lump sum payment of an amount equal to one year of his base salary shall be payable upon the expiration of such consulting period, and during such consulting period, Mr. Browers will be entitled to a consulting fee equal to what he would have otherwise been entitled to be paid under the Browers Employment Agreement during such period. In addition, all granted but unvested stock options and all unvested restricted stock (but not including the Browers Restricted Stock) shall immediately vest, and awards under the Phantom Plan and the LTIP shall be subject to the terms of the respective plan and award agreement under which they were awarded.
In the event that Mr. Browers fails to comply with any of his obligations under the Browers Employment Agreement, including, without limitation, the non-competition covenant and the non-interference, nonsolicitation and non-disparagement provisions, Mr. Browers will be required to repay the one year of base salary paid to him pursuant to the Company termination without cause or change in control provisions of the Browers Employment Agreement as of the date of such failure to comply and he will have no further rights in or to such payments payable to him pursuant to the Browers Employment Agreement. All payments and benefits provided under the Browers Employment Agreement shall be subject to any compensation recovery or clawback policy as required under applicable law, rule or regulation or otherwise adopted by the Company from time to time.

The Browers Employment Agreement contains provisions designed to reduce (but not below 0) any payments otherwise required to be paid to Mr. Browers if the same would result in the imposition of an excise tax under Section 4999 of the Code to the minimum extent necessary so that such excise tax is not imposed. The Browers Employment Agreement also contains provisions intended to comply with Section 409A of the Code.
Executive Compensation
The Board expects to review executive compensation periodically to ensure that executive compensation remains competitive such that Cadre is able to recruit, incentivize and retain qualified executives. Cadre intends to maintain an executive compensation program that is designed to also align with the long-term interests of Cadre’s shareholders for value creation and conformance with prevailing standards of good corporate governance.
Outstanding Equity Awards at 2022 Year End
The following table sets forth information concerning stock options and stock awards held by the Named Executive Officers at December 31, 2022:
	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock That Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares That Have Not Vested ($)
Warren B. Kanders	—	—	—	—	—	2,000,000(1)	40,280,000	—	—
	—	113,636(2)	—	23.45	3/9/32	—	—	—	—
	—	—	—	—	—	31,250(3)	629,375	—	—
Brad Williams	—					200,000(4)	4,028,000	—	—
	—	42,770(5)	—	23.45	3/9/32	—	—	—	—
	—	—	—	—	—	11,762(6)	236,887	—	—
						174,000(7)	3,504,360
Blaine Browers	—	—	—	—	—	150,000(8)	3,021,000	—	—
	—	31,836(9)	—	23.45	3/9/32	—	—	—	—
	—	—	—	—	—	8,755(10)	176,326	—	—
	—	—	—	—	—	166,000(11)	2,228,813	—	—

(1)
Restricted stock award granted pursuant to the Company’s 2021 Stock Incentive Plan on February 16, 2022. The shares of common stock will vest if on or before November 8, 2031 if the fair market value of the Company’s common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days.

(2)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. Options to purchase 37,878 shares of the Company’s common stock will vest and become exercisable on March 9, 2023, and options to purchase 37,879 shares of the Company’s common stock will vest and become exercisable on each of March 9, 2024 and March 9, 2025.

(3)
Restricted stock award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. 10,416 restricted shares of common stock will vest and become non-forfeitable on March 9, 2023, and 10,417 restricted shares of common stock will vest and become non-forfeitable on each of March 9, 2024 and March 9, 2025.

(4)
Restricted stock award granted pursuant to the Company’s 2021 Stock Incentive Plan on February 16, 2022. The shares of common stock will vest if on or before November 8, 2031 both (i) the fair market value of the Company’s common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days, and (ii) Mr. Williams has been continuously employed by the Company until November 8, 2026.

(5)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. Options to purchase 14,256 shares of the Company’s common stock will vest and become exercisable on March 9, 2023, and options to purchase 14,257 shares of the Company’s common stock will vest and become exercisable on each of March 9, 2024 and March 9, 2025.

(6)
Restricted stock award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. 3,920 restricted shares of common stock will vest and become non-forfeitable on March 9, 2023, and 3,921 restricted shares of common stock will vest and become non-forfeitable on each of March 9, 2024 and March 9, 2025.

(7)
Phantom stock award granted pursuant to the Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan. Each share of phantom stock is the economic equivalent of one share of common stock. 87,000 shares of phantom stock will vest and become non-forfeitable on each of March 18, 2023 and March 18, 2024.

(8)
Restricted stock award granted pursuant to the Company’s 2021 Stock Incentive Plan on February 16, 2022. The shares of common stock will vest if on or before November 8, 2031 both (i) the fair market value of the Company’s common stock shall have equaled or exceeded $40.00 per share for twenty consecutive trading days, and (ii) Mr. Browers has been continuously employed by the Company until November 8, 2026.

(9)
Stock option award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. Options to purchase 10,612 shares of the Company’s common stock will vest and become exercisable on each of March 9, 2023, March 9, 2024 and March 9, 2025.

(10)
Restricted stock award granted pursuant to the Company’s 2021 Stock Incentive Plan on March 9, 2022. 2,919 restricted shares of common stock will vest and become non-forfeitable on March 9, 2023, and 2,918 restricted shares of common stock will vest and become non-forfeitable on each of March 9, 2024 and March 9, 2025.

(11)
Phantom stock award granted pursuant to the Safariland Group Amended and Restated 2021 Phantom Restricted Share Plan. Each share of phantom stock is the economic equivalent of one share of common stock. 55,333 shares of phantom stock will vest and become non-forfeitable on each of March 18, 2023 and March 18, 2024.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During the 2022 fiscal year, none of the members of our Compensation Committee (i) served as an officer or employee of the Company or its subsidiaries; (ii) was formerly an officer of the Company or its subsidiaries; or (iii) entered into any transactions with the Company or its subsidiaries. During the 2022 fiscal year, none of our executive officers (i) served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served on our Compensation Committee; (ii) served as director of another entity, one of whose executive officers served on our Compensation Committee; or (iii) served as member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the board of directors) of another entity, one of whose executive officers served as a director of the Company.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Under the SEC’s rules, a related person is a director, officer, nominee for director, or five percent (5%) stockholder of the Company since the beginning of the last fiscal year, and their immediate family members. In addition, under the SEC’s rules, a related person transaction is a transaction or series of transactions in which the Company is a participant and the amount involved exceeds $120,000, and in which any related person had or will have a direct or indirect material interest.

The following is a description of transactions since January 1, 2022, to which we have been a party, in which the amount involved exceeds the lesser of $120,000 or 1% of the average of the Company’s total assets at year-end for the last two completed fiscal years, and in which any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or an affiliate or immediate family member thereof, had or will have a direct or indirect material interest. We believe the terms obtained or consideration that we paid or received, as applicable, in connection with the transactions described below were comparable to terms available or the amounts that would be paid or received, as applicable, from unaffiliated third parties.
We adopted a written policy that requires all transactions between us and any director, executive officer, holder of five percent (5%) or more of any class of our capital stock or any member of the immediate family of, or entities affiliated with, any of them, or any other related persons (as defined in Item 404 of Regulation S-K) or their affiliates, in which the amount involved is equal to or greater than $120,000, be approved in advance by our Audit Committee. Any request for such a transaction must first be presented to our Audit Committee for review, consideration and approval. In approving or rejecting any such proposal, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to the Audit Committee, including, but not limited to, the extent of the related party’s interest in the transaction, and whether the transaction is on terms no less favorable to us than terms we could have generally obtained from an unaffiliated third party under the same or similar circumstances.
All of the transactions described below were entered into prior to the adoption of this written policy but each was approved by the independent members of our Board. Prior to our Board’s consideration of a transaction with a related person, the material facts as to the related person’s relationship or interest in the transaction were disclosed to the independent members of the Board, and the transaction was not approved by the Board unless a majority of the independent directors approved the transaction. Our current policy with respect to approval of related person transactions is not set forth in writing.
In connection with the closing of the Company’s secondary offering of 2,250,000 shares of common stock in June and an additional 300,000 shares of common stock in July 2022 upon exercise of the underwriters’ over-allotment option, the Company paid a fee in the amount of $2,000,000 to Kanders & Company, Inc. (“Kanders & Company”) in consideration of the significant support received by the Company from employees of Kanders & Company, including, without limitation: (i) assisting the Company in identifying, screening and contacting investment banks or other potential partners for the secondary public offering; (ii) evaluating proposals received from such potential partners; (iii) advising the Company with respect to the form and structure of the secondary public offering; (iv) structuring and negotiating the secondary public offering; (v) assisting the Company’s management in preparing offering materials, marketing materials, and other related documents and (vi) assisting the Company’s management in making presentations to the Board in connection with its approval of the secondary public offering. Mr. Warren B. Kanders, the Company’s Chief Executive Officer, is a member of the board of directors and sole stockholder of Kanders & Company.
In connection with the Company’s acquisition of Cyalume Technologies, Inc, CT SAS Holdings, Inc. and Cyalume Technologies SAS (collectively “Cyalume”) on May 4, 2022, the Company paid a fee in the amount of $1,000,000 to Kanders & Company in consideration of the significant support received by the Company from the employees of Kanders & Company, including, without limitation: (i) assisting the Company with its due diligence investigation of Cyalume; (ii) structuring and negotiating the terms of the Cyalume acquisition; and (iii) assisting the Company’s management in making presentations to our Board in connection with its approval of the Cyalume acquisition. Mr. Warren B. Kanders, the Company’s Chief Executive Officer, is a member of the board of directors and sole stockholder of Kanders & Company.
Mr. Kanders was not involved in the decision by the independent members of our Board to engage Kanders & Company to provide any of the services described above. In determining to engage Kanders & Company to provide the services described above, the independent members of our Board considered Kanders & Company’s extensive investment, capital raising, acquisition and operating expertise as well as the extensive knowledge and familiarity the employees of Kanders & Company have with respect to the Company and the industry in which it operates. Mr. Kanders was involved in negotiating the fees described above solely on behalf of Kanders & Company and not on behalf of the Company.

PROPOSAL 2
RATIFICATION OF THE APPOINTMENT OF INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP audited the financial statements of the Company as of and for the year ended December 31, 2022. The Board of Directors, upon recommendation of the Audit Committee, desires to continue the services of KPMG LLP as of and for the current year ending December 31, 2023. Accordingly, the Board of Directors will recommend at the Meeting that the stockholders ratify the appointment by Board of Directors of the firm of KPMG LLP to audit the financial statements of the Company as of and for the current year ending December 31, 2023. Representatives of that firm are expected to be available at the Meeting, shall have the opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Although ratification by stockholders is not required by our Bylaws, our Charter of the Audit Committee or applicable law, and is not a binding proposal, the Audit Committee has determined that requesting ratification by stockholders of its selection of KPMG LLP as our independent registered public accounting firm is a matter of good corporate practice. In the event the stockholders do not ratify the appointment of KPMG LLP, the appointment will be reconsidered by the Audit Committee and the Board of Directors.
THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR
RATIFICATION OF THE APPOINTMENT OF KPMG LLP AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING
DECEMBER 31, 2023.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Aggregate fees for professional services rendered for Cadre by KPMG LLP for the fiscal years ended December 31, 2022 and 2021 were as follows, in thousands:
	2022	2021
Audit Fees	$1,256	$1,870
Audit Related Fees	—	—
Tax Fees	134	143
All Other Fees	417	240
Total	$1,807	$2,253
Audit Fees.   Consist of fees for the annual audit, services related to the review of quarterly financial information and the issuance of consents and comfort letters to underwriters in connection with our, initial public offering (“IPO”), secondary offering and registration statement filings with the SEC.
Audit Related Fees.   There were no audit-related fees for the fiscal year ended December 31, 2022.
Tax Fees.   Consist of tax compliance and preparation services for the year ended December 31, 2022.
All Other Fees.   Consist of fees for other professional services that relate to buyside due diligence, an annual subscription fee to KPMG’s accounting research software, as well as IPO reporting advisory services in connection with our registration statements.
Auditor Independence.   The Audit Committee has considered the non-audit services provided by KPMG and determined that the provision of such services had no effect on KPMG’s independence from the Company.
Audit Committee Pre-Approval Policy and Procedures.
The Audit Committee must review and pre-approve all audit and non-audit services provided by KPMG, which was our independent registered public accounting firm as of December 31, 2022, and has adopted a Pre-Approval Policy. Pursuant to the Audit Committee’s charter, the Audit Committee may delegate to one or more designated members of the Audit Committee authority to grant pre-approvals of audit and permitted non-audit services, provided that any such pre-approval decisions are presented to the Audit committee at its next scheduled meeting. In conducting reviews of audit and non-audit services, the Audit Committee will determine whether the provision of such services would impair the auditor’s independence. The term of any pre-approval is twelve months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. Any proposed services exceeding pre-approved fee ranges or limits must be specifically pre-approved by the Audit Committee.
Requests or applications to provide services that require pre-approval by the Audit Committee must be accompanied by a statement of the independent auditors as to whether, in the auditor’s view, the request or application is consistent with the SEC’s and the Public Company Accounting Oversight Board’s rules on auditor independence. Each pre-approval request or application must also be accompanied by documentation regarding the specific services to be provided.
The Audit Committee has not waived the pre-approval requirement for any services rendered by KPMG to the Company. All of the services provided by KPMG to the Company described above were pre-approved by the Audit Committee.
OTHER MATTERS
As of the date of this Proxy Statement, the Board of Directors does not intend to present any other matter for action at the Meeting other than as set forth in the Notice of Annual Meeting and this Proxy Statement. If any other matter properly comes lbefore the Meeting, it is intended that the shares represented by the proxies will be voted, in the absence of contrary instructions, in the discretion of the persons named in the Proxy Card.

FORM 10-K
We will provide, without charge, to each stockholder as of the Record Date, upon our receipt of a written request of the stockholder, a copy of our Annual Report on Form 10-K for the year ended December 31, 2022, including the financial statements and schedules, as filed with the SEC. Stockholders should direct the written request to Cadre Holdings, Inc., 13386 Industrial Pkwy, Jacksonville, FL 32218, Attention: Secretary.
HOW TO PARTICIPATE IN THE VIRTUAL-ONLY MEETING
Q. How may I participate in the virtual-only Meeting?
A. To participate in the virtual-only Meeting, go to https://web.lumiagm.com/292324971.
If you are a stockholder of record as of April 19, 2023, the record date for the Meeting, you should enter your name, email address and control number and press enter. You will be then allowed into the virtual meeting portal.
If your shares are held in “street name” through a broker, bank or other nominee, in order to participate in the virtual-only Meeting you must first obtain a legal proxy from your broker, bank or other nominee reflecting the number of shares of the Company’s common stock you held as of the record date, your name and email address. You then must submit a request for registration to American Stock Transfer & Trust Company, LLC: (1) by email to proxy@astfinancial.com; (2) by facsimile to 718-765-8730 or (3) by mail to American Stock Transfer & Trust Company, LLC, Attn: Proxy Tabulation Department, 6201 15th Avenue, Brooklyn, NY 11219. Requests for registration must be labeled as “Legal Proxy” and be received by American Stock Transfer & Trust Company, LLC no later than 5:00 p.m. Eastern time on May 23, 2023.
Q. May I revoke a previously submitted proxy or otherwise change my vote at the virtual-only Meeting?
A. Yes. You may change or revoke your vote by writing to us, by submitting another properly signed Proxy Card with a more recent date, or by voting again by Internet voting options described below. If your shares are held in “street name” through a bank, broker or other nominee, any changes need to be made through them. Your last vote will be the vote that is counted. Unless revoked, a proxy will be voted at the virtual-only Meeting in accordance with the stockholder’s indicated instructions. In the absence of instructions, proxies will be voted FOR the election of each nominee for director named in this Proxy Statement (Proposal 1); and FOR the ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 (Proposal 2).
Q. How do I vote at the virtual-only Meeting?
A. If you are a stockholder of record as of April 19, 2023, the record date for the annual meeting, you may vote during the virtual-only Meeting by (a) visiting https://web.lumiagm.com/292324971 and following the on screen instructions (have your Proxy Card available when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope.
If your shares are held in “street name” through a bank, broker or other nominee, in order to vote during the Meeting you must first obtain a “legal proxy” from your bank, broker or other nominee and register with American Stock Transfer & Trust Company, LLC as described above in order for you to participate in the virtual-only Meeting. You then may vote by following the instructions provided to you by American Stock Transfer & Trust Company, LLC.
Whether or not you expect to participate in the virtual-only Meeting, the Board of Directors urges stockholders to submit a proxy to vote your shares in advance of the meeting by (a) visiting https://web.lumiagm.com/292324971 and following the on screen instructions (have your proxy card when you access the webpage), or (b) submitting your Proxy Card by mail by using the previously provided self-addressed, stamped envelope. Submitting a proxy will not prevent you from revoking a previously submitted proxy or changing your vote as described above, but it will help to secure a quorum and avoid added solicitation costs.

Following the virtual-only Meeting, stockholders participating in the virtual-only Meeting will have the opportunity to submit questions to the Company’s management.
Q. Who can help answer any other questions I might have?
A. If you have any questions concerning the virtual-only Meeting (including accessing the Meeting by virtual means) or would like additional copies of the Proxy Statement or need help voting your shares of Cadre common stock, please contact our transfer agent:
American Stock Transfer & Trust Company, LLC
6201 15th Avenue
Brooklyn, NY 11219
Phone number: 1-800-937-5449
REQUIREMENTS FOR SUBMISSION OF STOCKHOLDER PROPOSALS, NOMINATION OF DIRECTORS AND OTHER BUSINESS OF STOCKHOLDERS
Under the rules of the SEC, if a stockholder wants us to include a proposal in our Proxy Statement and Proxy Card for presentation at our 2024 Annual Meeting, the proposal must be received by us at our principal executive offices by December 23, 2023 (or, if the 2024 Annual Meeting is called for a date not within 30 calendar days before or after May 31, 2024, within a reasonable time before we begin to print and mail our proxy materials for the meeting). The proposal should be sent to the attention of: Secretary, Cadre Holdings, Inc., 13386 Industrial Pkwy, Jacksonville, FL 32218 and must include the information and representations that are set out in Exchange Act Rule 14a-8.
Under our Bylaws, and as permitted by the rules of the SEC, certain procedures are provided that a stockholder must follow to nominate persons for election as directors or to introduce an item of business at a meeting of our stockholders outside of the requirements set forth in Exchange Act Rule 14a-8. These procedures provide that nominations for director nominees and/or an item of business to be introduced at a meeting of our stockholders must be submitted in writing to the Secretary of the Company at our principal executive offices. Any written submission by a stockholder including a director nomination and/or item of business to be presented at a meeting of our stockholders must comply with the procedures and such other requirements as may be imposed by our Bylaws, Delaware law, the rules and regulations of the SEC and must include the information necessary for the Board of Directors to determine whether the candidate qualifies as independent.
We must receive notice of the intention to introduce a director nomination or to present an item of business at our 2024 Annual Meeting of Stockholders (a) not less than ninety (90) days nor more than one hundred twenty (120) days prior to May 31, 2024, if our 2024 Annual Meeting of Stockholders is held within thirty (30) days before or after May 31, 2024; or (b) not later than the close of business on the tenth (10th) day following the day on which the notice of meeting was mailed or public disclosure of the date of the meeting was made, whichever occurs first, in the event our 2024 Annual Meeting of Stockholders is not held within thirty (30) days before or after May 31, 2024. In the event we call a special meeting of our stockholders, we must receive your intention to introduce a director nomination or to present an item of business at the special meeting of stockholders not later than the close of business on the tenth (10th) day following the day on which the notice of such special meeting of stockholders was mailed or public disclosure of the date of the meeting was made, whichever occurs first.
If we do not receive notice within the prescribed dates, or if we meet other requirements of the SEC rules, the persons named as proxies in the proxy materials relating to that meeting will use their discretion in voting the proxies when these matters are raised at the meeting.
In addition, nominations or proposals not made in accordance herewith may be disregarded by the chairman of the meeting in his discretion, and upon his instructions all votes cast for each such nominee or for such proposals may be disregarded.
FOR THE BOARD OF DIRECTORS
Gray Hudkins,
Secretary

0CADRE HOLDINGS, INC.THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSThe undersigned hereby appoints Warren B. Kanders and Nicholas Sokolow as proxies, each with full power of substitution, to represent and vote as designated on the reverse side, all the shares of Common Stock of Cadre Holdings, Inc. held of record by the undersigned on April 19, 2023, at the Annual Meeting of Stockholders to be held in a virtual-only meeting format via live webcast at https://web.lumiagm.com/292324971, on May 31, 2023, at 10:00 a.m., Eastern Time, or any adjournment or postponement thereof and hereby revokes all earlier proxies of the undersigned. Further instructions on how to attend and vote at the Annual Meeting of Stockholders are contained on page 38 of Cadre Holdings, Inc.’s Proxy Statement available at www.cadre-holdings.com.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. UNLESS OTHERWISE SPECIFIED, THE SHARES WILL BE VOTED "FOR" ALL NOMINEES LISTED, AND "FOR" PROPOSAL 2. THIS PROXY CONFERS DISCRETIONARY AUTHORITY IN RESPECT TO MATTERS NOT KNOWN OR DETERMINED AT THE TIME OF THE MAILING OF THE NOTICE OF THE ANNUAL MEETING OF STOCKHOLDERS.THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ALL NOMINEES LISTED, AND "FOR" PROPOSAL 2.1.1(Continued and to be signed on the reverse side)14475

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. 1. To elect the five nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified; O Warren B. Kanders O Nicholas Sokolow O William Quigley O Hamish Norton O Deborah A. DeCotis 2. To ratify the appointment of KPMG LLP as Cadre Holdings, Inc.’s independent registered public accounting firm for the year ending December 31, 2023; and 3. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting. FOR AGAINST ABSTAIN FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: NOMINEES: THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED; AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x Please detach along perforated line and mail in the envelope provided. 20530000000000000000 7 053123 ANNUAL MEETING OF STOCKHOLDERS OF CADRE HOLDINGS, INC. May 31, 2023 NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.cadre-holdings.com Please sign, date and mail your proxy card in the envelope provided as soon as possible.

Signature of Stockholder Date: Signature of Stockholder Date: Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person. To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here: JOHN SMITH 1234 MAIN STREET APT. 203 NEW YORK, NY 10038 PROXY VOTING INSTRUCTIONS Please detach along perforated line and mail in the envelope provided IF you are not voting via the Internet. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL THE NOMINEES LISTED; AND “FOR” PROPOSAL 2. PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE x 20530000000000000000 7 053123 COMPANY NUMBER ACCOUNT NUMBER ANNUAL MEETING OF STOCKHOLDERS OF CADRE HOLDINGS, INC. May 31, 2023 O Warren B. Kanders O Nicholas Sokolow O William Quigley O Hamish Norton O Deborah A. DeCotis FOR ALL NOMINEES WITHHOLD AUTHORITY FOR ALL NOMINEES FOR ALL EXCEPT (See instructions below) NOMINEES: NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL: The Notice of Meeting, proxy statement and proxy card are available at www.cadre-holdings.com INTERNET — Access “www.voteproxy.com” and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page. Vote online until 11:59 PM ET the day before the meeting. MAIL — Sign, date and mail your proxy card in the envelope provided as soon as possible. VIRTUALLY AT THE MEETING — The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiagm.com/292324971, enter the password cadre2023 (the password is case sensitive), and enter the control number found on this Proxy Card. GO GREEN — e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy materials, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.astfinancial.com to enjoy online access. 1. To elect the five nominees named in the accompanying Proxy Statement to serve on the Board of Directors until the next Annual Meeting of Stockholders and until their successors are duly elected and qualified; 2. To ratify the appointment of KPMG LLP as Cadre Holdings, Inc.’s independent registered public accounting firm for the year ending December 31, 2023; and 3. To transact such other business as may properly come before the Annual Meeting, including to consider any procedural matters incident to the conduct of the Annual Meeting, such as the postponement of the Annual Meeting in order to solicit additional proxies to vote in favor of the matters presented at the Annual Meeting. FOR AGAINST ABSTAIN